AB ACTIVE ETFs, INC.

Fixed-Income – Taxable	Equities
-AB High Yield ETF (Ticker Symbol: HYFI) (Exchange: NYSE Arca)	-AB Disruptors ETF (Ticker Symbol: FWD) (Exchange: NYSE Arca)
-AB Ultra Short Income ETF (Ticker Symbol: YEAR) (Exchange: NYSE Arca)	-AB US High Dividend ETF (Ticker Symbol: HIDV) (Exchange: NYSE Arca)
-AB Corporate Bond ETF (Ticker Symbol: EYEG) (Exchange: Nasdaq)	-AB US Large Cap Strategic Equities ETF (Ticker Symbol: LRGC) (Exchange: NYSE Arca)
-AB Core Plus Bond ETF (Ticker Symbol: CPLS) (Exchange: Nasdaq)	-AB US Low Volatility Equity ETF (Ticker Symbol: LOWV) (Exchange: NYSE Arca)
-AB Short Duration Income ETF (successor to AB Short Duration Income Portfolio) (Ticker Symbol: SDFI) (Exchange: NYSE Arca)	-AB International Low Volatility Equity ETF (successor to AB International Low Volatility Equity Portfolio) (Ticker Symbol: ILOW) (Exchange: NYSE Arca)
-AB Short Duration High Yield ETF (successor to AB Short Duration High Yield Portfolio) (Ticker Symbol: SYFI) (Exchange: NYSE Arca)
Fixed-Income – Municipal	Buffer -AB Conservative Buffer ETF (Ticker Symbol: BUFC) (Exchange: Nasdaq)
-AB Tax-Aware Short Duration Municipal ETF (Ticker Symbol: TAFI) (Exchange: NYSE Arca)
-AB Tax-Aware Intermediate Municipal ETF (Ticker Symbol: TAFM) (Exchange: NYSE Arca)
-AB Tax-Aware Long Municipal ETF (Ticker Symbol: TAFL) (Exchange: NYSE Arca)

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

For Literature: (800) 243-5994

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2025

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated March 31, 2025, for AB High Yield ETF (“High Yield”), AB Ultra Short Income ETF (“Ultra Short Income”), AB Corporate Bond ETF (“Corporate Bond”), AB Core Plus Bond ETF (“Core Plus Bond”), AB Short Duration Income ETF (“Short Duration Income”), AB Short Duration High Yield ETF (“Short Duration High Yield”), AB Tax-Aware Short Duration Municipal ETF (“Tax-Aware Short Duration Municipal”), AB Tax-Aware Intermediate Municipal ETF (“Tax-Aware Intermediate Municipal”), AB Tax-Aware Long Municipal ETF (“Tax-Aware Long Municipal”), AB Disruptors ETF (“Disruptors”), AB US High Dividend ETF (“US High Dividend”), AB US Large Cap Strategic Equities ETF (“US Large Cap Strategic Equities”), AB US Low Volatility Equity ETF (“US Low Volatility Equity”), AB International Low Volatility Equity ETF (“International Low Volatility Equity”) and AB Conservative Buffer ETF (“Conservative Buffer”) (each a “Fund”, and collectively, the “Funds”), each a series of AB Active ETFs, Inc. (the “Company”) (the “Prospectus”).

Financial statements for High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity, International Low Volatility Equity and Conservative Buffer for the fiscal year or period ended November 30, 2024, are included in each Fund’s Form N-CSR for the fiscal year or period ended November 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2025, and are incorporated into the SAI by reference. Copies of the Prospectus may be obtained by contacting Foreside Fund Services, LLC (“Foreside”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

The Company, a Maryland corporation initially organized on July 12, 2010 under the name “AllianceBernstein Active ETFs, Inc.”, is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s name was changed to “AB Active ETFs, Inc.” on May 4, 2022. The Company’s shares are offered in separate series. Each Fund is a series of the Company, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. High Yield, Ultra Short Income, Tax-Aware Short Duration Municipal, Disruptors, US High Dividend and US Low Volatility Equity were organized in 2022. Corporate Bond, Core Plus Bond, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Short Duration Income, Short Duration High Yield, US Large Cap Strategic Equities, International Low Volatility Equity and Conservative Buffer were organized in 2023. High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Short Duration Income, Short Duration High Yield and International Low Volatility Equity is each a diversified, exchange-traded fund (“ETF”) registered under the 1940 Act. Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity and Conservative Buffer is each a non-diversified ETF registered under the 1940 Act. Each of the Funds is advised by AllianceBernstein L.P. (the “Adviser”).

In connection with a reorganization, High Yield acquired the assets and liabilities of the AB High Yield Portfolio (the “High Yield Predecessor Fund”), a series of AB Bond Fund, Inc., on May 12, 2023 (the “High Yield Reorganization”). All historical financial information and other information contained in this SAI relating to High Yield for periods prior to the closing of the High Yield Reorganization is that of the High Yield Predecessor Fund.

In connection with a reorganization, Short Duration Income acquired the assets and liabilities of the AB Short Duration Income Portfolio (the “Short Duration Income Predecessor Fund”), a series of AB Bond Fund, Inc., on June 7, 2024 (the “Short Duration Income Reorganization”). All historical financial information and other information contained in this SAI relating to Short Duration Income for periods prior to the closing of the Short Duration Income Reorganization is that of the Short Duration Income Predecessor Fund.

In connection with a reorganization, Short Duration High Yield acquired the assets and liabilities of the AB Short Duration High Yield Portfolio (the “Short Duration High Yield Predecessor Fund”), a series of AB Bond Fund, Inc., on June 7, 2024 (the “Short Duration High Yield Reorganization”). All historical financial information and other information contained in this SAI relating to Short Duration High Yield for periods prior to the closing of the Short Duration High Yield Reorganization is that of the Short Duration High Yield Predecessor Fund.

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In connection with a reorganization, International Low Volatility Equity acquired the assets and liabilities of the AB International Low Volatility Equity Portfolio (the “International Low Volatility Equity Predecessor Fund”), a series of AB Cap Fund, Inc., on July 12, 2024 (the “International Low Volatility Equity Reorganization”). All historical financial information and other information contained in this SAI relating to International Low Volatility Equity for periods prior to the closing of the International Low Volatility Equity Reorganization is that of the International Low Volatility Equity Predecessor Fund.

In connection with a reorganization, Core Plus Bond acquired the assets and liabilities of the AB Total Return Bond Portfolio (the “Total Return Bond Predecessor Fund”), a series of AB Bond Fund, Inc., on February 7, 2025 (the “Total Return Bond Reorganization”). Core Plus Bond was the accounting survivor of the Total Return Bond Reorganization.

Except as otherwise noted, each Fund’s investment objectives and policies described below are not “fundamental policies” within the meaning of the 1940 Act, and may, therefore, be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. However, no Fund will change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the High Yield, Ultra Short Income, Short Duration, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity, International Low Volatility Equity are listed for trading on the NYSE Arca, Inc. (“NYSE” or an “Exchange”) and shares of Corporate Bond, Core Plus Bond and Conservative Buffer are listed for trading on Nasdaq Stock Market LLC (“Nasdaq” or an “Exchange”). Shares of the Funds trade on an Exchange at market prices that may differ from the shares’ NAV. As noted above, shares are also redeemable only in Creation Unit aggregations, generally for a specified cash payment. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not individually redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Authorized Participant Agreement (“AP Agreement”). The Company may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in

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accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Investing in the Funds section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Funds’ Prospectus.

Shares of the Funds are listed for trading, and trade throughout the day, on an Exchange and in the other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of shares of each Fund will continue to be met. An Exchange may, but is not required to, remove the shares of a Fund from listing if (i) an Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act, (ii) the Fund no longer complies with an Exchange’s requirements for exchange-traded fund shares, (iii) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund, or (iv) any other event shall occur or condition shall exist that, in the opinion of an Exchange, makes further dealings on an Exchange inadvisable.

An Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund. As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker. The Company reserves the right to adjust the share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Common Stock

Common stock, also referred to as equity securities, represents an equity (ownership) interest in a company, and usually possesses voting rights, and an owner of common stock has the right to receive dividends to the extent declared and paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

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The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Contingent Value Rights

The Funds may hold contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be issued to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company. Risks associated with investing in CVRs are generally similar to risks associated with the use of purchased options, such as the risk that the required trigger does not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they typically are not registered under the federal securities laws and are generally non-transferable or difficult to transfer, as well as involving counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which may be hampered by incomplete or unavailable relevant information, increasing the risk of mispricing or improper valuation.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not

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depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

A Fund may invest in Contingent Convertible securities (“CoCos”). CoCos are a specific type of convertible security, typically issued by a non-U.S. bank, which may be converted into the underlying common stock or suffer a principal writedown based on the occurrence of a triggering event. Although perpetual, most CoCos have a stated call date and some CoCos include an issuer call option. CoCos normally have two types of triggering events: (i) a non-discretionary capital adequacy trigger, which is normally measured by the ratio of a specific type of capital as compared to risk-weighted assets using international banking standard calculations, and (ii) a non-discretionary trigger which is based on determination by a non-U.S. banking regulator or supervisory authority that conversion or principal writedown must occur to prevent the issuer’s insolvency under applicable bank regulatory standards. If a triggering event occurs, the securities convert into the underlying common stock, potentially at a written-down conversion value. CoCos also have additional protections that could be both beneficial or detrimental to investors such as dividend payment policies and coupon resets. CoCos generally provide a higher yield opportunity as compensation for their higher risk.

Debt Securities

Debt securities, also referred to as fixed-income securities, are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable specified rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Ratings (“Moody’s”) or BB or below by S&P Global Ratings (“S&P”), or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by the Adviser, to be of comparable quality (sometimes referred to as “junk bonds”), are described by the NRSROs as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In

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addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect a Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Adviser attempts to reduce the risks described above through diversification of a Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by NRSROs indicate a measure of the relative safety or risk of principal and interest payments, not market value risk. The rating of an issuer is a NRSRO’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

NRSROs may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

Depositary Receipts

A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United

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States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives – options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a

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specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Pursuant to Commodity Futures Trading Commission (“CFTC”) regulations, certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC has recently adopted similar execution requirements in respect of certain security-based swaps under its jurisdiction and may in the future adopt similar clearing requirements for such security-based swaps. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

--       Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund’s interest.

--       Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

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--       Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all of the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

--       Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

--       Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is

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illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

--       Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

--       Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets permitted by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Rule 18f-4 requires certain funds, among other things, to adopt a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a limit on fund leverage risk based on value-at-risk, or “VaR.”. Funds that use derivatives in a limited amount are not subject to the full requirements of Rule 18f-4. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”).

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EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not fully clear how the OTC derivatives market will ultimately adapt to the evolving European regulatory regime for OTC derivatives.

--       Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser, with respect to the Funds, has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Funds’ derivatives use and such Funds are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund

— Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the

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agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

— Options on Securities. A Fund may write and purchase call and put options on securities, including U.S. Government securities and, particularly in the case of Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal, municipal securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

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A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio

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securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

FLEX Options (applicable to Conservative Buffer). FLexible EXchange Options (“FLEX Options”) are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

Although guaranteed for settlement by the OCC, FLEX Options are subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. Conservative Buffer bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Subject to determination by the Securities Committee of the OCC, adjustments may be made to the FLEX Options for certain events specified in the OCC’s by-laws and rules: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest.

Conservative Buffer’s FLEX Options will consist of options on an underlying ETF (the “Underlying ETF”). The Underlying ETF is an ETF that seeks to track the investment results of the S&P 500 Index. As such, the value of Conservative Buffer’s FLEX Options will fluctuate with changes in the value of the securities held by the Underlying ETF, and thus the Underlying ETF’s share price. In addition to the value of the Underlying ETF, the value of an option, in general, will reflect, among other things, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. The FLEX Options in which Conservative Buffer invests are European style, which are exercisable at the strike price only on the expiration date. The FLEX Options traded by Conservative Buffer are listed on a U.S. national securities exchange.

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Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that Conservative Buffer may buy or sell. Currently, the relevant national securities exchanges have no position limits for the instruments in which Conservative Buffer expects to invest.

The puts and calls on the Underlying ETF entitle the purchaser of the option to the right to purchase (for a call option) or sell (for a put option) shares of the Underlying ETF at a predetermined specified price (the “strike price”). When Conservative Buffer writes a call on the Underlying ETF, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from Conservative Buffer the delivery of a specified number of shares of the Underlying ETF in exchange for the strike price. When Conservative Buffer buys a call on the Underlying ETF, it pays a premium and has the same rights to such call as indicated above. When Conservative Buffer buys a put on the Underlying ETF, it pays a premium and has the right to require the seller of the put, upon Conservative Buffer’s exercise of the put, to deliver the specified number of shares of the Underlying ETF in exchange for the strike price. When Conservative Buffer writes a put on the Underlying ETF, it receives a premium and the purchaser of the put has the right to require Conservative Buffer to deliver the specified number of shares of the Underlying ETF in exchange for the strike price.

Although Conservative Buffer will generally utilize FLEX Options that are physically settled, Conservative Buffer may also utilize FLEX Options that are cash-settled. Cash-settled options give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option. Gain or loss depends on changes in the value of the Underlying ETF’s share price relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Underlying ETF’s share price and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

Risks of Options on the Underlying ETF. If Conservative Buffer has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the level of the Underlying ETF may subsequently change. If such a change causes the exercised option to fall out of the money, Conservative Buffer will be required to pay the difference between the closing Underlying ETF value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

— Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

— Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar

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value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund

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would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

— Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A

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Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

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Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

— Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional

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(face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

— Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one NRSRO at the time of entering into the transaction.

— Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the

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right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

— Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

— Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

— Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree

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to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying securities within a given index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Additionally, swap values can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of the position, or to assess the exposure to risk associated with the position.

— Synthetic Foreign Equity Securities. Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity and International Low Volatility Equity may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment

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based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which Disruptors, US High Dividend, US Large Cap Strategic Equities and US Low Volatility Equity may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Fund’s investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash,

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while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Disruptors, US High Dividend, US Large Cap Strategic Equities and US Low Volatility Equity also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

— Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits, and are subject to the same limitations and risks as other futures contracts and options. A Fund may use Eurodollar instruments to hedge against changes in the reference rate.

— Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-Linked Securities

Event-linked securities are variable rate or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the severity or non-occurrence of various specified catastrophic events, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, the Fund may lose all or a portion of its principal and forgo additional interest.

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These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Fund holds a fixed-income security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade by a NRSRO or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the NRSRO’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities (applicable to all Funds except Conservative Buffer)

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Fund assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase a Fund’s volatility of returns.

When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of a Fund’s NAV.

The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that

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foreign currency approximating the value of some or all of that Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete or settle when-issued or forward transactions at prices inferior to the then current market values.

Forward commitments include “To be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities

A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the

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investment. If, due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Each Fund monitors the portion of its total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

ETFs do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an ETF might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An ETF may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could adversely affect the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments.

Investments in Initial Public Offering (“IPO”) Securities

Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity and International Low Volatility may invest in securities of companies that are offered in an IPO. Investments in IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to one or more factors such as the absence of a prior public market, unseasoned trading in the securities, the small number of securities available for trading, the lack of investor knowledge of the company, the lack of an operating history of the company, dependence of the company on key personnel, suppliers or a limited number of customers and other factors. These factors may cause IPO shares to be volatile in price. While a Fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a dramatic impact on a Fund’s performance (higher or lower) if the Fund’s assets are relatively small. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Insurance Feature

The insurance feature is generally described in the Prospectus under “Additional Information about the Funds’ Strategies, Risks and Investments—Municipal Securities.”

A Fund may obtain insurance on its municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, Assured Guaranty Municipal Corp. (“AGM”) is the insurer most actively writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. (“Assured”). In addition, Build America Mutual Assurance Company (“BAM”) insures newly issued municipal bonds. BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. Prior to the 2008 financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been downgraded (in most cases, severely downgraded) and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they generally are no longer writing new policies. As noted above, these insurers have been downgraded and it is possible that additional downgrades may occur. NRSRO ratings reflect the respective NRSRO’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable NRSRO. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the NRSROs. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by a Fund may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most municipal bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Investments in Certain Types of Privately Placed Securities

Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity and International Low Volatility Equity may invest in privately placed securities. Privately placed securities in which the Funds invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Funds may not be able to

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sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Fund invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Investment in Other Exchange-Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. Both index ETFs and actively-managed ETFs, may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Funds also invest in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds’ expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund’s investments in other investment companies, including ETFs, subject the Fund indirectly to the underlying risks of those investment companies.

To the extent that a Fund is an “acquired fund” for purposes of Rule 12d1-4, the Fund intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

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Loans of Portfolio Securities

A Fund, other than Conservative Buffer, may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and, that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote securities that are loaned. The Fund will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Loan Participations and Assignments

High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may invest in loans (which may be syndicated) to corporate, governmental, or other borrowers (“Loans”) either by participating as

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co-lender at the time the Loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A Loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund’s investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

A Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade by a NRSRO.

When a Fund purchases Assignments from Lenders it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

Loans in which a Fund may invest include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

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Transactions (purchases or sales) in loan participations and assignments can be subject to delayed settlement. In addition, a Fund may have difficulty disposing of Assignments and Participations because in order to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Financings

The mortgage-related securities in which the Funds may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities (“CMBS”), TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

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As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. Government respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury (“U.S. Treasury”) in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

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Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee that the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored, mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label, mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is

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issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

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Commercial Mortgage-Backed Securities. CMBS are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

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Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable, thus there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

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The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. A Fund may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade by a NRSRO or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Financings. A Fund may invest in fixed-income securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related real estate and other asset-backed securities. These securities may be privately-negotiated and are generally not publicly traded and are illiquid. A Fund’s investments include investments in structured securities that represent interests in entities

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organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Municipal Securities (applicable to all Funds except Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity, International Low Volatility Equity and Conservative Buffer)

A Fund may invest in municipal securities. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Fund invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Certain types of

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private activity bonds are also considered municipal bonds if the interest thereon is exempt from U.S. federal income tax.

Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

A Fund may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or “cap”. Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

A Fund may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

A Fund may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

A Fund may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of the Fund’s investments, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative

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securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. Other features may include the right of a Fund to tender the security prior to its stated maturity. A Fund will not purchase an asset-backed or derivatives security of the type discussed in this paragraph unless it has opinion of counsel in connection with the purchase that interest earned by the Fund from the securities is exempt from, as applicable, federal and state income taxes.

Municipal notes in which a Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days’ notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of NRSROs represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser

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appraises independently the fundamental quality of the securities included in each Fund’s portfolio.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. However, a Fund does not have any restrictions on the maturity of municipal securities in which it may invest. A Fund will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

A Fund may invest in municipal securities rated below investment grade or unrated municipal securities. These securities may present a substantial risk of default or may be in default at the time of purchase. See “Certain Risk and Other Considerations – Investments in Lower-Rated and Unrated Instruments” below.

After purchase by a Fund, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by a Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each Fund’s quality criteria as described in the Prospectus.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Fund and the value of each Fund would be affected. Additionally, each Fund’s investment objective and policies would be reevaluated.

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Not a Money Market Fund

No Fund is a money market fund or is subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, a Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Funds do not seek to maintain a stable NAV of $1.00 per share.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the

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1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Fund’s Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the

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transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

Reverse repurchase agreements are considered to be a loan to the Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Funds may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund’s common stocks because

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the Fund uses the proceeds to make investments in other securities. See “Borrowings and Leverage” below.

Rights and Warrants

A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings

The ratings of fixed-income securities by NRSROs such as Moody’s Ratings, S&P, Fitch Ratings (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”) and DBRS Morningstar are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities that are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.

Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSRO may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba, S&P as BBB and Fitch as BB,

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the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch). However, for High Yield (which invest primarily in “junk bonds”) if the Adviser considers ratings issued by two or more NRSROs, the Adviser will apply the lowest rating.

The Adviser will try to reduce the risk inherent in the Fund’s investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Funds that invest in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

Short Sales

A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. Among other reasons, a Fund may make short sales of securities or maintain a short position for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for U.S. federal income tax purposes on securities then owned by the Fund. See “Dividends, Distributions and Taxes-Tax Straddles” for a discussion of certain special U.S. federal income tax considerations that may apply to short sales which are entered into by a Fund.

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Special Situations

A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements

A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities, or by reference to an unrelated benchmark related to an objective index, economic factor or other measure such as

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interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt

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securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

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Tender Option Bond (“TOB”) Transactions

Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may enter into TOB transactions in which the Fund transfers municipal securities into a special purpose entity (the “Trust”). The Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the Trust, which may include payments to the trustee and the liquidity provider and organizational costs. The Fund receives cash proceeds from the Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

A Fund, as the holder of the residual inverse floaters, has full exposure to any increase or decrease in the value of the Trust’s underlying municipal securities. Inverse floaters generally will underperform the market of fixed-rate debt securities in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate debt securities when interest rates decline or remain relatively stable. The price of the inverse floaters will be more volatile than that of the underlying municipal securities because the interest rate is dependent on not only the fixed coupon rate of the underlying municipal securities, but also on the short-term interest rate paid on the floaters. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate debt securities with comparable credit quality, call provisions and maturity.

Service providers are often engaged to assist with establishing, structuring and sponsoring TOB trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents, may act at the direction, and as agent, of a fund holding residual interests of the TOB trust. To the extent a Fund, rather than a third-party bank or financial institution serves as the sponsor of a TOB trust, the Fund’s responsibilities under such an arrangement may give rise to certain risks including compliance, securities laws and operational risks.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or

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backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and principal-only securities and certain SMRS. Zero-coupon securities are described in more detail in “Zero-Coupon Securities” below, and SMRS and principal-only securities are described in more detail in “Mortgage-Related Securities, Other Asset-Backed Securities and Structured Financings – Stripped Mortgage-Related Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is

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applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities’ yield or value or the yield or value of the shares of the Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Funds may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, a number of banks and brokerage firms have separated (“stripped”) the principal portion (“corpus”) from the coupon portion of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

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Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for a Fund not to be subject to U.S. federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year, and this distribution of “phantom income” may be taxable to shareholders. A Fund’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), or borrow money, and either of these options could reduce fund assets available to purchase other income-producing securities. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Payment-in-Kind Bonds

High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may at times invest in “payment-in-kind” bonds (“PIK Bonds”). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds, which allows an issuer to avoid the need to generate cash to meet current interest payments. PIK Bonds have different credit risks than some other types of instruments, specifically because (1) the higher yields and interest rates on certain PIK Bonds reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon bonds; (2) PIK Bonds may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) interest on PIK Bonds has the effect of generating investment income; and (4) the deferral of interest on PIK Bonds may also reduce the loan-to-value ratio of the bonds at a compounding rate. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. PIK Bonds may be susceptible to greater fluctuations in market value and may become less liquid under adverse market conditions, including market volatility and rising interest rate markets, than comparably-rated securities that pay income periodically and in cash.

Even though PIK Bonds do not pay current interest in cash, the Funds are nonetheless required to accrue interest income on such investments and to distribute such “phantom income” amounts at least annually to shareholders (and this “phantom income” will normally be taxable to fund shareholders). A Fund’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it

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advisable to do so (potentially resulting in taxable gain), and this could reduce fund assets available to purchase other income-producing securities.

Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on the underlying securities held by the custodian, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include municipal securities, U.S. Government securities or other types of securities consistent with a Fund’s investment objective and principal investment strategy. Custodial receipts may be issued in connection with the restructuring of insured municipal bonds deposited with a custodian. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

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Certain Risk and Other Considerations

Borrowings and Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. A Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls, certain derivatives and, with respect to Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal TOBs. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other securities.

Borrowings by a Fund result in leveraging of the Fund’s shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund’s investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the returns on the Fund’s investment securities will provide the Fund’s shareholders with a potentially higher yield.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect a Fund’s net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting a Fund’s NAV. The value of an inverse floater can be more volatile than the value of other debt securities of comparable maturity and quality. During periods of rising interest rates, the prices of inverse floaters will tend to decline more quickly than those of conventional fixed-rate debt securities. In certain circumstances, adverse changes in interest rates or other events could cause a TOB trust to terminate or collapse, potentially requiring a Fund to liquidate longer-term municipal securities at unfavorable prices to meet the Trust’s outstanding obligations.

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Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund.

Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Portfolio Turnover. The Funds are actively managed and, in some cases in response to market conditions or other considerations, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage, transaction and other expenses, which are borne by the Fund and its shareholders.

Investments in Lower-Rated and Unrated Instruments. High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may invest in lower-rated securities, in some cases, which may include securities having the lowest rating for non-subordinated debt securities by a NRSRO and unrated securities of equivalent investment quality (commonly referred to as “junk bonds”). Debt securities with such a rating are considered by NRSROs to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Fund’s assets. In addition, adverse publicity and investor

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perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Non-rated municipal or other fixed-income securities will also be considered for investment by High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

In seeking to achieve a Fund’s investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund’s portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

U.S. Corporate Fixed-Income Securities. High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund’s investment objectives. A Fund’s rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and

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governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers. In certain instances, issuers of securities in foreign jurisdictions are owned or controlled directly or indirectly by governmental authorities or military organizations. Securities of such issuers present risks in addition to general market risks of investing in the jurisdiction or country or region. These risks include political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, and confiscatory taxation, which could adversely affect the performance of the issuer and the value of the securities in which a Fund has invested.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

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Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund’s assets should these conditions or events recur.

Geopolitical conflicts, military conflicts and wars may result in market disruptions in the affected regions and globally. Russia’s large-scale invasion of Ukraine and the wars involving Israel and other countries in the Middle East, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions. Future market disruptions as a result of these conflicts are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries.

Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “U.S. Federal Income Taxation of Dividends and Distributions”.

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Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict a Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in securities denominated in or traded in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which prohibits the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Fund invests in the securities of a company whose securities become subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. The Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the

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purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

Investments in China. Risks of a Fund’s investments in securities of companies economically tied to China may include the volatility of the Chinese securities markets; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Fund to decrease significantly; and political unrest. In addition, a Fund’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore the value of investments by the Fund in securities of those companies. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which a Fund invests, and may prohibit the Fund from investing, or limit the Fund’s ability to invest in securities of certain Chinese issuers or require the Fund’s sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on a Fund’s performance. In addition, China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

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A Fund may obtain economic exposure to Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Funds, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the New York Stock Exchange (the “NYSE”) or the Nasdaq Stock Exchange (“NASDAQ”)) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as a Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE do not provide investors in the shell company with the rights they would have through direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant and possibly complete and permanent loss, and in turn, adversely affect a Fund’s returns and NAV.

High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program (“Bond Connect”). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Funds are therefore subject to the risk of default or errors on the part of such agent.

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Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in the CIBM will also expose the Fund to renminbi currency risks. The ability to hedge renminbi currency risks is limited.  In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity and International Low Volatility Equity may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for a Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to a Fund.

All transactions in Stock Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks is limited.  In addition, given the renminbi is subject to exchange control

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restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund’s income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund’s total assets adjusted to reflect the Fund’s net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet, among other things, the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for U.S. federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See “Additional Investment Policies and Practices”, above.

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Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Additional Risks of Options on Forward Currency Exchange Contracts, Options on Foreign Currencies, Swaps and Other Options. Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies and forward currency exchange contracts, and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Cboe Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could

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be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

Options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours

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in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations. In addition, countries that issue debt obligations denominated in a currency other than their local currency, and countries that do not have their own currency (e.g., Eurozone countries) may have a higher risk of default than other countries, because such countries cannot issue local currency to pay such obligations.

Many countries providing investment opportunities for a Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Investing in sovereign debt obligations involves economic and political risks. The sovereign debt obligations in which High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may invest in most cases pertain to countries that are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Central banks and other governmental authorities which control the servicing of sovereign debt obligations may not be willing or able to permit the payment of the principal or

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interest when due in accordance with the terms of the obligations. As a result, the issuers of sovereign debt obligations may default on their obligations. Defaults on certain sovereign debt obligations have occurred in the past. Holders of certain sovereign debt obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of sovereign debt obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of a country to repay sovereign debt obligations is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt obligations.

High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal are permitted to invest in sovereign debt obligations of issuers that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund’s investment objectives. A Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be

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given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Merger, Reorganization, or Liquidation of a Fund. To the extent permitted by law, a Board may determine to merge or reorganize a Fund, or to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the case of a liquidation of a Fund, shareholders are expected to receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. In the event the Board determines to liquidate a Fund, the timing of the liquidation might not be the most favorable to certain shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon a shareholder’s basis in the shareholder’s shares of the Fund. A shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Participation in Litigation and Other Activities Relating to Portfolio Investments. A Fund may, directly or indirectly, seek to assert its rights as a shareholder, bondholder or owner of interests or assets in an issuer in which the Fund has invested, including through instituting legal actions against the issuer and related or unrelated parties. To the extent it engages in these activities, the Fund could incur certain expenses (such as legal, consulting, and similar expenses) that it may not recoup through an increase in the value of the investment, and such expenses could increase the Fund’s operating expenses or cost basis of the investment and could adversely affect the value of the investment and the Fund’s net asset value. From time to time, a Fund may seek to reduce or eliminate these expenses by coordinating its activities with other investors or by agreeing with a party engaged to fund the legal action to reduce any potential recovery from the matter to compensate such party for its services.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, a Fund:

(a)	may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the
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1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b)	may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security;
(c)	may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;
(d)	may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;
(e)	may purchase or sell commodities or options thereon to the extent permitted by applicable law; or
(f)	may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a matter of fundamental policy, High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal and International Low Volatility Equity are each diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Funds’ assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and

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•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity and Conservative Buffer are each “non-diversified” as defined in the 1940 Act, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote.

Non-Fundamental Investment Policies

As a matter of non-fundamental policy, each Fund has adopted a policy that provides that the Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

In general, for the purpose of applying percentage limitations with respect to concentration, the percentage limitation shall be applied after the acquisition of a security, and when considering the “industry” or group of industries to which a particular investment belongs, a Fund may rely upon industry, sub-industry, group and sub-group classifications, which may be based upon published available industry classification data including but not limited to North American Industry Classification System standards as well as other published standards or hierarchies. From time to time, the Adviser may determine, acting in good faith and based on its own analysis, that a particular industry group or sub-group may be so broad that the economic characteristics of issuers within the group differ materially, or that a published classification of a particular issuer within a group is unreliable. In such a case, the Adviser may reclassify the issuer into a different industry or group of industries for purposes of applying percentage limitations.

MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of the Funds’ Board (see “Management of the Funds” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

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The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2024, totaling approximately $792 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of December 31, 2024, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	61.9%
AllianceBernstein Holding L.P.	37.5
Unaffiliated holders	0.6
100.0%

Equitable Holdings, Inc. (formerly named AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH) owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser. As of December 19, 2024, the Adviser entered into a master exchange agreement with EQH providing for the issuance by the Adviser of up to 10,000,000 units representing assignments of beneficial ownership interest in the Adviser to EQH in exchange for an equal number of AB Holding Units owned by EQH, with such exchanges to occur over the next two years. Each AB Holding Unit exchanged will be retired following the exchange. On December 19, 2024, EQH and the Adviser exchanged 5,211,194 AB Units for AB Holding Units and the AB Holding Units were retired. Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 61.9% economic interest in the Adviser as of December 31, 2024.

Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to supervision of the Funds’ Board.

Under the Advisory Agreement for the Funds, the Adviser furnishes advice and recommendations with respect to the Funds’ portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

The Adviser is, under each Fund’s Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940

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Act, and the costs of printing Fund Prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

Except as set forth below, the Adviser has, under the Advisory Agreement, agreed to pay all expenses incurred by the Funds. The Company, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which the expense relates, agrees to pay all of the following expenses incurred by each Fund: (a) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (b) expenses of each Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions but not including fees of a Fund’s custodian relating to portfolio transactions; (c) expenses incurred in connection with any distribution plan adopted by the Funds in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (d) the advisory fee payable to the Adviser under the Advisory Agreement; (e) the cost of the Adviser’s personnel providing services to the Company, as provided in subparagraph (d) of paragraph 2 of the Advisory Agreement; and (f) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Directors who are not “interested persons” as defined in the 1940 Act). The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by the Adviser, except that the Adviser shall reimburse each Fund for its share of the internal expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser.

With respect to Ultra Short Income and Tax-Aware Short Duration Municipal the Advisory Agreement became effective on September 6, 2022. With respect to Disruptors, US High Dividend and US Low Volatility Equity the Advisory Agreement became effective on March 15, 2023. With respect to High Yield, the Advisory Agreement became effective on May 9, 2023. With respect to US Large Cap Strategic Equities, the Advisory Agreement became effective on September 11, 2023. With respect to Corporate Bond, Core Plus Bond, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal and Conservative Buffer, the Advisory Agreement became effective on December 1, 2023. With respect to Short Duration Income and Short Duration High Yield, the Advisory Agreement became effective on June 7, 2024. With respect to International Low Volatility Equity, the Advisory Agreement became effective on July 12, 2024.

The Advisory Agreement provides that it will continue in effect for an initial two year term for each Fund and shall continue thereafter from year to year with respect to each Fund, provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding voting securities of each Fund or by the Directors including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 7-9, 2024 with respect to Disruptors and US Low Volatility Equity, on July 30-31, 2024 with respect to Tax-Aware Short Duration Municipal, Ultra Short Income and High Yield, and on November 5-7, 2024 with respect to US High Dividend.

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HIGH YIELD

Under the terms of the Advisory Agreement, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.40 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal year or period ended November 30, 2024 and November 30, 2023, the Adviser received from the Fund advisory fees of $513,902 and $24,901, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $3,355 and $292 for the fiscal year or period ended November 30, 2024 and November 30, 2023, respectively.

ULTRA SHORT INCOME

Under the terms of the Advisory Agreement, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.25 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal year or period ended November 30, 2024, November 30, 2023 and November 30, 2022, the Adviser received from the Fund advisory fees of $2,439,735, $951,048 and $79,767, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $78,772, $16,364 and $1,560 for the fiscal year or period ended November 30, 2024, November 30, 2023 and November 30, 2022, respectively.

CORPORATE BOND

Under the terms of the Advisory Agreement with respect to Corporate Bond, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.30 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal period ended November 30, 2024, the Adviser received from the Fund advisory fees of $72,423. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $549 for the fiscal period ended November 30, 2024.

CORE PLUS BOND

Effective February 7, 2025, under the terms of the Advisory Agreement with respect to Core Plus Bond, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.30 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to February 7, 2025, under the terms of the Advisory Agreement with respect to Core Plus Bond, the Company had contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.33 of 1.00% of the Fund’s average daily net assets. For the fiscal period ended November 30, 2024, the Adviser received from the Fund advisory fees of $146,367. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired

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funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $5,625 for the fiscal period ended November 30, 2024.

SHORT DURATION INCOME

Under the terms of Advisory Agreement with respect to Short Duration Income, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.30 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

In connection with a reorganization, Short Duration Income’s fiscal year end changed from October 31 to November 30. For the fiscal period ended November 30, 2024 and for the fiscal year ended October 31, 2024, the Adviser received from the Fund advisory fees of $21,855 and $344,561, respectively.

In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $52 and $1,856, for the fiscal period ended November 30, 2024 and the fiscal year ended October 31, 2024, respectfully.

SHORT DURATION HIGH YIELD

Under the terms of the Advisory Agreement with respect to Short Duration High Yield, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.40 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

In connection with a reorganization, Short Duration High Yield’s fiscal year end changed from September 30 to November 30. For the fiscal period ended November 30, 2024 and the fiscal year ended September 30, 2024, the Adviser received from the Fund advisory fees of $473,804 and $3,290,341, respectively.

In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $7,744 and $34,445 for the fiscal period ended November 30, 2024 and the fiscal year ended September 30, 2024, respectively.

TAX-AWARE SHORT DURATION MUNICIPAL

Under the terms of the Advisory Agreement, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.27 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal year ended November 30, 2024, November 30, 2023 and November 30, 2022, the Adviser received from the Fund advisory fees of $1,340,765, $445,832 and $17,053, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other

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expenses) of the AB Government Money Market Portfolio in the amount of $9,464, $2,862 and $108 for the fiscal year or period ended November 30, 2024, November 30, 2023 and November 30, 2022, respectively.

TAX-AWARE INTERMEDIATE MUNICIPAL

Under the terms of the Advisory Agreement with respect to Tax-Aware Intermediate Municipal, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.28 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal period ended November 30, 2024, the Adviser received from the Fund advisory fees of $100,617. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $1,007 for the fiscal period ended November 30, 2024.

TAX-AWARE LONG MUNICIPAL

Under the terms of Advisory Agreement with respect to Tax-Aware Long Municipal, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.28 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal period ended November 30, 2024, the Adviser received from the Fund advisory fees of $75,394. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $343 for the fiscal period ended November 30, 2024.

DISRUPTORS

Under the terms of the Advisory Agreement, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.65 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal year or period ended November 30, 2024 and November 30, 2023, the Adviser received from the Fund advisory fees of $2,122,556 and $425,035, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $10,413 and $2,546 for the fiscal year or period ended November 30, 2024 and November 30, 2023, respectively.

US HIGH DIVIDEND

Under the terms of the Advisory Agreement, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.45 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal period ended November 30, 2024 and November 30, 2023, the Adviser received from the Fund advisory fees of $61,294 and $20,135, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government

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Money Market Portfolio in the amount of $59 and $13 for the fiscal period ended November 30, 2024 and November 30, 2023, respectively.

US LARGE CAP STRATEGIC EQUITIES

Under the terms of the Advisory Agreement, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.48% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the year or fiscal period ended November 30, 2024 and November 30, 2023, the Adviser received from the Fund advisory fees of $613,957 and $19,950, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $3,805 and $118 for the fiscal year or period ended November 30, 2024 and November 30, 2023, respectively.

US LOW VOLATILITY EQUITY

Under the terms of the Advisory Agreement, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.48 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal year or period ended November 30, 2024 and November 30, 2023, the Adviser received from the Fund advisory fees of $204,983 and $30,547, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $1,385 and $159 for the fiscal year or period ended November 30, 2024 and November 30, 2023, respectively.

INTERNATIONAL LOW VOLATILITY EQUITY

Under the terms of the Advisory Agreement with respect to International Low Volatility Equity, the Company has contractually agreed to pay a monthly fee to the Adviser an annual rate of 1/12 of 0.50 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

In connection with a reorganization, International Low Volatility Equity’s fiscal year end changed from June 30 to November 30. For the fiscal period ended November 30, 2024 and the fiscal year ended June 30, 2024, the Adviser received from the Fund advisory fees of $1,777,373 and $4,642,887, respectively.

In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $5,018 and $14,361 for the fiscal period ended November 30, 2024 and the fiscal year ended June 30, 2024, respectively.

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CONSERVATIVE BUFFER

Under the terms of the Advisory Agreement with respect to Conservative Buffer, the Company has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1/12 of 0.69 of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal period ended November 30, 2024, the Adviser received from the Fund advisory fees of $3,422,205. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser reimbursed the Fund’s share of acquired funds fees and expenses (advisory fees and other expenses) of the AB Government Money Market Portfolio in the amount of $4,554 for the fiscal period ended November 30, 2024.

Any material amendments to the Advisory Agreement must be approved by a vote of the outstanding securities of the relevant Fund and by a vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days’ written notice by a vote of a majority of the Funds’ outstanding voting securities or by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund (“AMMAF”) and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Funds Complex”, while all of these investment companies, except Bernstein Fund, Inc. and Sanford C. Bernstein Fund, Inc. (the “SCB Funds”), and AMMAF, are referred to collectively below as the “AB Funds”.

Board of Directors Information

At a meeting held on July 18, 2024, shareholders of the Company elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. Shareholders of the Company elected Ms. Emilie D. Wrapp and Messrs. Alexander Chaloff, R. Jay Gerken and Jeffrey R. Holland, who were not current Directors, to serve as Directors on the Unitary Board effective

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January 1, 2025 with current Directors, Mses. Jeanette W. Loeb and Carol C. McMullen and Messrs. Jorge A. Bermudez and Garry L. Moody (each of whom was also elected by shareholders at the July 18, 2024 meeting). Certain information concerning the Funds’ Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS

Garry L. Moody,#,^ Chair of the Board 73 (2022 – Tax-Aware Short Duration Municipal, Ultra Short Income) (2023 – Disruptors, US High Dividend, US Low Volatility Equity, High Yield, US Large Cap Strategic Equities, Conservative Buffer, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Corporate Bond, Core Plus Bond) (2024 – Short Duration Income, Short Duration High Yield, International Low Volatility Equity)	Private Investor since prior to 2020. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of its Governance Committee from October 2021 through September 2023. He served as Chairman of the AB Funds and Chairman of the Independent Directors Committees of the AB Funds since January 2023; he has served as a director or trustee since 2008, and served	95	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee and Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.

Jorge A. Bermudez,# 73 (2022 – Tax-Aware Short Duration Municipal, Ultra Short Income) (2023 – Disruptors, US High Dividend, US Low Volatility Equity, High Yield, US Large Cap Strategic Equities, Conservative Buffer, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Corporate Bond, Core Plus Bond) (2024 – Short Duration Income, Short Duration High Yield, International Low Volatility Equity)	Private Investor since prior to 2020. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020. He has served as director or trustee of the AB Funds Complex since January 2025.	95	Moody’s Corporation since April 2011

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

R. Jay Gerken,#,^ 73 (January 2025)	Private Investor since prior to 2020. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the SCB Funds Board and the AMMAF Board from July 2023 to December 2024; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.	95	Associated Banc-Corp

Jeffrey R. Holland,#,^ 59 (January 2025)	Private Investor since prior to 2020. Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served	95	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	as Chair of the Audit Committees of such Funds from July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.

Jeanette W. Loeb,# 72 (2022 – Tax-Aware Short Duration Municipal, Ultra Short Income) (2023 – Disruptors, US High Dividend, US Low Volatility Equity, High Yield, US Large Cap Strategic Equities, Conservative Buffer, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Corporate Bond, Core Plus Bond) (2024 – Short Duration Income, Short Duration High Yield, International Low Volatility Equity)

Private Investor since prior to 2020. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020 and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.

		95	None

Carol C. McMullen,# 69 (2022 – Tax-Aware Short Duration Municipal, Ultra Short Income) (2023 – Disruptors, US High Dividend, US Low Volatility Equity, High Yield, US Large Cap Strategic Equities,	Private Investor since prior to 2020. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; Member, Mass General Brigham (formerly,	95	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Conservative Buffer, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Corporate Bond, Core Plus Bond)

(2024 – Short Duration Income, Short Duration High Yield, International Low Volatility Equity)

Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016 and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex Board and as Chair of the Audit Committees of the AB Funds Complex since January 2025.

INTERESTED DIRECTORS

Alexander Chaloff,+,^ 53 (January 2025)	Senior Vice President of the Adviser++, with which he has been associated since prior to 2020. He has been Chief Investment Officer	95	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023. He has served as a director or trustee of the Unitary Board since January 2025.

Emilie D. Wrapp,+,^ 69 (January 2025)	Private Investor since July 2023. Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser++ (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser++; Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2020 until June 2023. She served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024, and continues to serve as such with respect to AllianceBernstein National Municipal Income Fund, Inc. and AllianceBernstein Global High Income Fund, Inc. She has served as a director or trustee of the Unitary Board since January 2025.	93	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

___________________________________

*	The address for each of the Funds’ Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, 26th Floor, New York, NY 10001.
**	There is no stated term of office for the Company’s Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of her former role with the Adviser.
++	The Adviser is an affiliate of the Funds.
^	Effective January 1, 2025, Ms. Wrapp and Messrs. Chaloff, Gerken and Holland became Directors of the Funds.

The business and affairs of each Fund are overseen by the Board. The Board remains solely responsible for the oversight of the management of the Funds. Directors who are not “interested persons” of the Fund as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and

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in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees, working groups and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as trustee or director of the Funds, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other Funds in the AB Funds Complex as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director and chair of the Audit Committee of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he served as Chair of the SCB Funds Board and AMMAF Board from July 2023 to December 2024 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he served as Chair of the Audit Committees of the SCB Funds and AMMAF from July 2023 to December 2024; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023 and has served as the Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top

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U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank, and has served as Chair of the Audit Committees of the AB Funds since February 2023 and as the Chair of the Audit Committees of the AB Funds Complex since January 2025; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, has served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds since 2023, and has served as Chair of the AB Funds Complex and the Independent Directors Committees of the AB Funds Complex since January 2025; and Ms. Wrapp has extensive experience in the investment management industry, including formerly serving as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and Assistant General Counsel and Assistant Secretary of ABI, served as Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser and had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute, and she served as an Advisory Board Member to the AB Funds from January 2024 to December 2024 and continues to serve as such with respect to AllianceBernstein National Municipal Income Fund, Inc. and AllianceBernstein Global High Income Fund, Inc. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the management of each Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of that Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its Prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal

89

counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of a Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.

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As a result of the foregoing and other factors a Fund’s ability to manage risk is subject to substantial limitations.

Board Committees. The Funds’ Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The Audit Committee of Ultra Short Income and Tax-Aware Short Duration Municipal, Disruptors, US High Dividend, US Low Volatility Equity, US Large Cap Strategic Equities and High Yield met three times during the Funds’ fiscal year ended November 30, 2024. The Audit Committee of Conservative Buffer, Corporate Bond, Core Plus Bond, Short Duration, High Yield, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal met once during the Funds’ fiscal year ended November 30, 2024. The Audit Committee of Short Duration Income and International Low Volatility Equity did not meet during the Funds’ fiscal year ended November 30, 2024.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of Ultra Short Income, Tax-Aware Short Duration Municipal, Disruptors, US High Dividend, US Low Volatility Equity, US Large Cap Strategic Equities, Conservative Buffer, High Yield, Corporate Bond, Core Plus Bond, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal met four times during the Funds’ fiscal period ended November 30, 2024. The Governance and Nominating Committee of International Low Volatility Equity, Short Duration Income and Short Duration High Yield met twice during the Funds’ fiscal period ended November 30, 2024.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by a Fund’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the

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principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Agreements. The Independent Directors Committee of Ultra Short Income, Tax-Aware Short Duration Municipal, US Low Volatility Equity, US High Dividend, Disruptors, High Yield, US Large Cap Strategic Equities, Conservative Buffer, Corporate Bond, Core Plus Bond, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal met nine times during the Fund’s most recently completed fiscal period ended November 30, 2024. The Independent Directors Committee of Short Duration High Yield and Short Duration Income met three times during the Funds’ most recently completed fiscal period ended November 30, 2024. The Independent Directors Committee of International Low Volatility Equity met twice during the Fund’s most recently completed fiscal period ended November 30, 2024.

The dollar range of each Fund’s securities owned by each Director and the aggregate dollar range of securities of funds in the AB Funds Complex owned by each Director are set forth below.

Name of Director	Dollar Range of Equity Securities in the Funds As of December 31, 2024
	High Yield	Ultra Short Income	Corporate Bond	Core Plus Bond
INDEPENDENT DIRECTORS
Jorge A. Bermudez	None	None	None	None
R. Jay Gerken*	None	None	None	None
Jeffrey R. Holland*	None	None	None	None
Jeanette W. Loeb	$50,001-$100,000	None	None	None
Carol C. McMullen	None	None	None	None
Garry L. Moody	None	None	None	None

INTERESTED DIRECTORS
Alexander Chaloff*	None	None	None	None
Emilie D. Wrapp*	None	None	None	None

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Name of Director	Dollar Range of Equity Securities in the Funds As of December 31, 2024
	Short Duration Income	Short Duration High Yield	Tax-Aware Short Duration Municipal	Tax-Aware Intermediate Municipal
INDEPENDENT DIRECTORS
Jorge A. Bermudez	None	None	None	None
R. Jay Gerken*	None	None	$1-$10,000	None
Jeffrey R. Holland*	None	None	None	None
Jeanette W. Loeb	None	$10,001-$50,000	None	$10,001-$50,000
Carol C. McMullen	None	None	None	$10,001-$50,000
Garry L. Moody	None	None	None	None

INTERESTED DIRECTORS
Alexander Chaloff*	None	None	None	None
Emilie D. Wrapp*	None	None	None	None

Name of Director	Dollar Range of Equity Securities in the Funds As of December 31, 2024
	Tax-Aware Long Municipal	Disruptors	US High Dividend	US Large Cap Strategic Equities
INDEPENDENT DIRECTORS
Jorge A. Bermudez	None	None	None	$10,001-$50,000
R. Jay Gerken*	None	None	None	None
Jeffrey R. Holland*	None	None	None	None
Jeanette W. Loeb	None	None	$50,001-$100,000	None
Carol C. McMullen	None	None	None	Over $100,000
Garry L. Moody	None	None	None	None

INTERESTED DIRECTORS
Alexander Chaloff*	None	None	None	None
Emilie D. Wrapp*	None	None	None	$10,001-$50,000

Name of Director	Dollar Range of Equity Securities in the Funds As of December 31, 2024
	US Low Volatility Equity	International Low Volatility Equity	Conservative Buffer
INDEPENDENT DIRECTORS
Jorge A. Bermudez	None	$10,001-$50,000	None
R. Jay Gerken*	None	None	None

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Jeffrey R. Holland*	None	None	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	None	None
Garry L. Moody	None	None	$10,001-$50,000

INTERESTED DIRECTORS
Alexander Chaloff*	None	None	None
Emilie D. Wrapp*	None	None	None

Name of Director	Aggregate Dollar Range of Equity Securities in the AB Funds Complex As of December 31, 2024
INDEPENDENT DIRECTORS
Jorge A. Bermudez	Over $100,000
R. Jay Gerken*	Over $100,000
Jeffrey R. Holland*	Over $100,000
Jeanette W. Loeb	Over $100,000
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000

INTERESTED DIRECTORS
Alexander Chaloff*	$10,001-$50,000
Emilie D. Wrapp*	Over $100,000

_____________________

*	Messrs. Chaloff, Gerken and Holland were elected as Directors of the Fund effective January 1, 2025. Ms. Wrapp served as an Advisory Board member of the Fund from January 1, 2024 to December 31, 2024, and was elected as a Director of the Fund effective January 1, 2025. An Advisory Board member assists the Board in a non-voting capacity in its oversight of the management of the Fund.

Officer Information

Certain information concerning each Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS OR LONGER

Onur Erzan, 49	President and Chief Executive Officer	Senior Vice President of the Adviser**, with which he has been associated since January 2021, and Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as other product strategy, management and development worldwide. President and Chief Executive Officer of the AB Mutual Funds, AllianceBernstein National

95

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS OR LONGER

Municipal Income Fund, Inc. (“ANMIF”) and AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April 2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. He is also a member of the Equitable Holdings Management Committee. Prior to joining the Adviser in January 2021, he spent over 19 years with McKinsey (management and consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

Nancy E. Hay, 52	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2020 and Assistant Secretary of ABI**.

Michael B. Reyes, 48	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

Stephen M. Woetzel, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2020.

Jennifer Friedland, 50	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all AB Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

Phyllis Clarke, 64	Controller	Vice President of ABIS**, with which she has been associated since prior to 2020.

High Yield

Gershon M. Distenfeld, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020. He is also Director of Income Strategies.

Robert Schwartz, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS OR LONGER

William Smith, 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020. He is also Director of US High Yield Credit.

Ultra Short Income

Lucas Krupa, 37	Vice President	Senior Vice President of the Adviser**, and Money Markets Associate on the Fixed-Income Cash Management Team, with which he has been associated since prior to 2020.

Fahd Malik, 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

Matthew S. Sheridan, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020. He is also Director of US Multi-Sector Fixed Income.

Corporate Bond

Scott A. DiMaggio, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Head of Fixed-Income.

Timothy Kurpis, 36	Vice President	Senior Vice President of the Adviser** with which he has been associated in a substantially similar capacity to his current position and as a trader since prior to 2020.

Niels Schuelhe, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2024. Prior to joining the Adviser**, he was Senior Systematic Fixed-Income Researcher and Portfolio Manager at JP Morgan Asset Management from 2016 to 2024.

Bernd Wuebben, 59	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2020. He is also Director of Systematic Investing and Quantitative Research.

Core Plus Bond

Scott A. DiMaggio, 53	Vice President	See biography above.

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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS OR LONGER

Timothy Kurpis, 36	Vice President	See biography above.

Niels Schuelhe, 48	Vice President	See biography above.

Bernd Wuebben, 59	Vice President	See biography above.

Serena Zhou, 38	Vice President	Senior Vice President and Portfolio Manager of the Adviser** with which she has been associated since prior to 2020.

Short Duration Income

Gershon M. Distenfeld, 49	Vice President	See biography above.

Sonam Leki Dorji, 44	Vice President	Senior Vice President and Portfolio Manager of the Adviser** with which she has been associated since prior to 2020.

Fahd Malik, 40	Vice President	See biography above.

Matthew S. Sheridan, 50	Vice President	See biography above.

William Smith, 37	Vice President	See biography above.

Short Duration High Yield

Gershon M. Distenfeld, 49	Vice President	See biography above.

Robert Schwartz, 53	Vice President	See biography above.

William Smith, 37	Vice President	See biography above.

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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS OR LONGER

Tax-Aware Short Duration Municipal

Daryl Clements, 57	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2020.

Matthew J. Norton, 42	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2020. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter, 39	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2020.

Tax-Aware Intermediate Municipal

Daryl Clements, 57	Vice President	See biography above.

Matthew J. Norton, 42	Vice President	See biography above.

Andrew D. Potter, 39	Vice President	See biography above.

Tax-Aware Long Municipal

Daryl Clements, 57	Vice President	See above.

Matthew J. Norton, 42	Vice President	See above.

Andrew D. Potter, 39	Vice President	See above.

Disruptors

Lei Qiu, 52	Vice President	Senior Vice President and Portfolio Manager of the Adviser**, with which she has been associated since prior to 2020. She is also Chief Investment Officer of Thematic Innovation Equities.

99

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS OR LONGER

US High Dividend

Vikas Kapoor, 53	Vice President	Senior Vice President and Head of Hedge Fund Solutions of the Adviser**, with which he has been associated since prior to 2020. He is also Head of Hedge Fund Solutions.

Wing Ma, 56	Vice President	Senior Vice President of the Adviser** since 2023. Prior to joining the Adviser** in 2023, he was a portfolio manager at Schonfeld Strategic Advisors and Millennium Partners for 24 years, trading statistical arbitrage on US and international equities.

Cherie Tian, 35	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2020.

US Large Cap Strategic Equities

Shri Singhvi, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020. He is also Chief Investment Officer of Strategic Equities.

Luke Pryor, 35	Vice President	Senior Vice President of the Adviser, with which he has been associated since 2020.

US Low Volatility Equity

Kent W. Hargis, 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020. He is also Chief Investment Officer of Strategic Core Equities.

International Low Volatility Equity

Kent W. Hargis, 56	Vice President	See biography above.

Brian Holland, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

Conservative Buffer

Alexander Barenboym, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

100

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS OR LONGER

Joshua Lisser, 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020. He is also Head of Index Strategies.

Benjamin Sklar, 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

_________________________

*	The address for each of the Fund’s officers is 66 Hudson Boulevard East, 26th Floor, New York, NY 10001.
**	The Adviser, ABI and ABIS are affiliates of each Fund.

The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, except that Ms. Wrapp receives fees and is reimbursed for expenses on behalf of the Funds. The aggregate compensation paid to each of the Directors for the Funds’ most recent fiscal year or period, the aggregate compensation paid to each of the Directors during the calendar year 2024 by the AB Funds Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Funds Complex with respect to which each of the Directors serves as a director, trustee or advisory board member are set forth below. For the calendar year ended December 31, 2024, neither the Funds nor any other fund in the AB Funds Complex provided compensation in the form of pension or retirement benefits to any of its directors, trustees or advisory board members, except with respect to a one-time retirement benefit paid in 2024 to two former directors/trustees that served on the Boards of the SCB Funds and AMMAF who retired as of December 31, 2024 in connection with the establishment of the Unitary Board. The entire cost of such retirement benefit was borne by the Adviser through a waiver of fees equal to the retirement benefit. Each of the Directors is a director, trustee or advisory board member of one or more other registered investment companies in the AB Funds Complex.

Name of Director	Aggregate Compensation from High Yield	Aggregate Compensation from Ultra Short Income	Estimated Aggregate Compensation from Corporate Bond^	Estimated Aggregate Compensation Core Plus Bond^

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$2,702	$4,075	$2,482	$2,517
Michael J. Downey**	$2,617	$3,990	$2,452	$2,487
R. Jay Gerken*	$0	$0	$0	$0
Jeffrey R. Holland*	$0	$0	$0	$0
Nancy P. Jacklin**	$2,584	$3,958	$2,419	$2,454
Jeanette W. Loeb	$2,924	$4,504	$2,734	$2,774

101

Carol C. McMullen	$3,154	$4,802	$2,954	$2,996
Garry L. Moody	$3,852	$5,844	$3,613	$3,664
Marshall C. Turner, Jr.**	$2,607	$3,980	$2,377	$2,413

INTERESTED DIRECTORS
Alexander Chaloff*	$0	$0	$0	$0
Emilie D. Wrapp***	$2,550	$3,924	$2,385	$2,420

Name of Director	Estimated Aggregate Compensation from Short Duration Income^	Estimated Aggregate Compensation from Short Duration High Yield^	Aggregate Compensation from Tax-Aware Short Duration Municipal	Estimated Aggregate Compensation from Tax-Aware Intermediate Municipal^

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$4,075	$1,729	$3,297	$2,506
Michael J. Downey**	$3,990	$1,707	$3,212	$2,475
R. Jay Gerken*	$0	$0	$0	$0
Jeffrey R. Holland*	$0	$0	$0	$0
Nancy P. Jacklin**	$3,958	$1,708	$3,179	$2,443
Jeanette W. Loeb	$4,504	$1,937	$3,609	$2,761
Carol C. McMullen	$4,802	$2,072	$3,868	$2,983
Garry L. Moody	$5,844	$2,519	$4,715	$3,647
Marshall C. Turner, Jr.**	$3,980	$1,684	$3,202	$2,401

INTERESTED DIRECTORS
Alexander Chaloff*	$0	$0	$0	$0
Emilie D. Wrapp***	$3,924	$1,689	$3,146	$2,409

Name of Director	Estimated Aggregate Compensation from Tax-Aware Long Municipal^	Aggregate Compensation from Disruptors	Estimated Aggregate Compensation from US High Dividend	Estimated Aggregate Compensation from US Large Cap Strategic Equities

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$2,487	$3,007	$2,518	$2,706
Michael J. Downey**	$2,457	$2,922	$2,433	$2,621
R. Jay Gerken*	$0	$0	$0	$0
Jeffrey R. Holland*	$0	$0	$0	$0

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Nancy P. Jacklin**	$2,424	$2,890	$2,401	$2,589
Jeanette W. Loeb	$2,740	$3,275	$2,713	$2,929
Carol C. McMullen	$2,960	$3,520	$2,933	$3,159
Garry L. Moody	$3,620	$4,295	$3,586	$3,859
Marshall C. Turner, Jr.**	$2,382	$2,912	$2,423	$2,611

INTERESTED DIRECTORS
Alexander Chaloff*	$0	$0	$0	$0
Emilie D. Wrapp***	$2,390	$2,856	$2,367	$2,555

Name of Director	Estimated Aggregate Compensation from US Low Volatility Equity	Estimated Aggregate Compensation from International Low Volatility Equity^	Estimated Aggregate Compensation from Conservative Buffer^

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$2,569	$1,844	$3,310
Michael J. Downey**	$2,483	$1,822	$3,280
R. Jay Gerken*	$0	$0	$0
Jeffrey R. Holland*	$0	$0	$0
Nancy P. Jacklin**	$2,451	$1,823	$3,247
Jeanette W. Loeb	$2,771	$2,070	$3,687
Carol C. McMullen	$2,994	$2,210	$3,948
Garry L. Moody	$3,659	$2,687	$4,814
Marshall C. Turner, Jr.**	$2,473	$1,800	$3,206

INTERESTED DIRECTORS
Alexander Chaloff*	$0	$0	$0
Emilie D. Wrapp***	$2,417	$1,805	$3,213

_______________________
^	Amounts provided are estimated for the fiscal year ended November 30, 2024 as the Fund was not in operation for the entire fiscal year ended November 30, 2024. Corporate Bond, Core Plus Bond, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal Conservative Buffer commenced operations on December 13, 2023. Short Duration Income and Short Duration High Yield commenced operations on June 10, 2024. International Low Volatility Equity commenced operations on July 15, 2024.
*	Messrs. Chaloff, Gerken and Holland were elected as Directors of the Funds effective January 1, 2025.
**	Ms. Jacklin and Messrs. Downey and Turner retired as Directors effective December 31, 2024.
***	Ms. Wrapp served as an Advisory Board member of the Funds from January 1, 2024 to December 31, 2024, and was elected as a Director of the Fund effective January 1, 2025. As Ms. Wrapp served as an Advisory Board member of the Funds effective January 1, 2024, she did not receive compensation during the period from October 31, 2023 to December 31, 2023. Since January 1, 2024 as an Advisory Board member and since January 1, 2025 as a Director, she receives the same compensation as the Directors of the Fund who are not “interested persons” of the Funds.

103

Name of Director	Total Compensation from the AB Funds Complex, including the Funds	Total Number of Registered Investment Companies in the AB Funds Complex, including the Funds, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Funds Complex, including the Funds, as to which the Director is a Director or Trustee
INDEPENDENT DIRECTORS
Jorge A. Bermudez	$380,000	28	95
Michael J. Downey**	$380,000	None	None
R. Jay Gerken*	$315,000	28	95
Jeffrey R. Holland*	$265,000	28	95
Nancy P. Jacklin**	$380,000	None	None
Jeanette W. Loeb	$437,000	28	95
Carol C. McMullen	$456,000	28	95
Garry L. Moody	$551,000	28	95
Marshall C. Turner, Jr.**	$380,000	None	None

INTERESTED DIRECTORS
Alexander Chaloff*	$0	28	95
Emilie D. Wrapp***	$380,000	26	93

_______________________

*	Messrs. Chaloff, Gerken and Holland were elected as Directors of the Funds effective January 1, 2025.
**	Ms. Jacklin and Messrs. Downey and Turner retired as Directors effective December 31, 2024.
***	Ms. Wrapp served as an Advisory Board member of the Funds from January 1, 2024 to December 31, 2024, and was elected as a Director of the Fund effective January 1, 2025. As Ms. Wrapp served as an Advisory Board member of the Funds effective January 1, 2024, she did not receive compensation during the period from October 31, 2023 to December 31, 2023. Since January 1, 2024 as an Advisory Board member and since January 1, 2025 as a Director, she receives the same compensation as the Directors of the Fund who are not “interested persons” of the Funds.

As of March 3, 2025, the Directors and officers of each Fund as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds’ Portfolio Managers

HIGH YIELD

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Gershon M. Distenfeld, Robert Schwartz and William Smith are the investment professionals1 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio

_______________________

[1]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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management of the Fund, see “Management of the Fund – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon M. Distenfeld	$100,001-$500,000
Robert Schwartz	$10,001-$50,000
William Smith	$50,001-$100,000

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Gershon M. Distenfeld	None	None	None	None
Robert Schwartz	1	$749,000,000	None	None
William Smith	5	$7,415,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Gershon M. Distenfeld	19	$4,047,000,000	None	None
Robert Schwartz	37	$4,183,000,000	None	None
William Smith	65	$51,093,000,000	None	None

105

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Gershon M. Distenfeld	None	None	None	None
Robert Schwartz	27	$2,835,000,000	None	None
William Smith	29	$2,940,000,000	None	None

ULTRA SHORT INCOME

The management of, and investment decisions for, the Fund’s portfolio are made by the Ultra Short Income Investment Team. Lucas Krupa, Fahd Malik and Matthew S. Sheridan are the investment professionals2 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Lukas Krupa	$100,001-$500,000
Fahd Malik	None
Matthew S. Sheridan	None

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

_______________________

[2]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

106

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Lucas Krupa	3	$16,112,000,000	None	None
Fahd Malik	None	None	None	None
Matthew S. Sheridan	16	$13,646,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Lucas Krupa	1	$94,000,000	None	None
Fahd Malik	19	$4,047,000,000	None	None
Matthew S. Sheridan	120	$55,623,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Lucas Krupa	73	$5,015,000,000	None	None
Fahd Malik	None	None	None	None
Matthew S. Sheridan	68	$21,114,000,000	1	$1,694,000,000

CORPORATE BOND

The management of, and investment decisions for, the Fund’s portfolio are made by the Systematic Fixed Income Investment Team. Scott A. DiMaggio, Timothy Kurpis, Niels Schuelhe and Bernd Wuebben are the investment professionals3 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information

_______________________

[3]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
107

about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024, are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Scott A. DiMaggio	None
Timothy Kurpis	$1-$10,000
Niels Schuelhe	None
Bernd Wuebben	$1-$10,000

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Scott A. DiMaggio	32	$17,083,000,000	None	None
Timothy Kurpis	1	$259,000,000	None	None
Niels Schuelhe	2	$37,000,000	None	None
Bernd Wuebben	None	None	None	None

108

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Scott A. DiMaggio	75	$3,194,000,000	None	None
Timothy Kurpis	19	$7,180,000,000	1	$820,000,000
Niels Schuelhe	2	$1,000,000	None	None
Bernd Wuebben	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Scott A. DiMaggio	258	$17,981,000,000	2	$310,000,000
Timothy Kurpis	518	$76,130,000,000	None	None
Niels Schuelhe	3	$744,000,000	None	None
Bernd Wuebben	None	None	None	None

CORE PLUS BOND

The management of, and investment decisions for, the Fund’s portfolio are made by the Systematic Fixed Income Investment Team. Scott A. DiMaggio, Timothy Kurpis, Niels Schuelhe, Bernd Wuebben and Serena Zhou are the investment professionals4 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Scott A. DiMaggio	None
Timothy Kurpis	$1-$10,000
Niels Schuelhe	None
Bernd Wuebben	$1-$10,000
Serena Zhou	None

_______________________

[4]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

109

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Scott A. DiMaggio	31	$17,048,000,000	None	None
Timothy Kurpis	1	$259,000,000	None	None
Niels Schuelhe	1	$1,000,000	None	None
Bernd Wuebben	None	None	None	None
Serena Zhou	19	$9,578,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Scott A. DiMaggio	75	$3,194,000,000	None	None
Timothy Kurpis	19	$7,180,000,000	1	$820,000,000
Niels Schuelhe	2	$1,000,000	None	None
Bernd Wuebben	None	None	None	None
Serena Zhou	18	$374,000,000	None	None

110

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Scott A. DiMaggio	258	$17,981,000,000	2	$310,000,000
Timothy Kurpis	518	$76,130,000,000	None	None
Niels Schuelhe	3	$744,000,000	None	None
Bernd Wuebben	None	None	None	None
Serena Zhou	225	$4,286,000,000	2	$310,000,000

SHORT DURATION INCOME

The management of, and investment decisions for, the Fund’s portfolio are made by Short Duration Income Investment Team. Gershon M. Distenfeld, Sonam Leki Dorji, Fahd Malik, Matthew S. Sheridan and William Smith are the investment professionals5 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon M. Distenfeld	$100,001-$500,000
Sonam Leki Dorji	None
Fahd Malik	None
Matthew S. Sheridan	None
William Smith	None

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of

_______________________

[5]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
111

accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Gershon M. Distenfeld	None	None	None	None
Sonam Leki Dorji	None	None	None	None
Fahd Malik	None	None	None	None
Matthew S. Sheridan	16	$13,646,000,000	None	None
William Smith	6	$7,590,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Gershon M. Distenfeld	19	$4,047,000,000	None	None
Sonam Leki Dorji	19	$4,047,000,000	None	None
Fahd Malik	19	$4,047,000,000	None	None
Matthew S. Sheridan	120	$55,623,000,000	None	None
William Smith	65	$51,093,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Gershon M. Distenfeld	None	None	None	None
Sonam Leki Dorji	None	None	None	None
Fahd Malik	None	None	None	None
Matthew S. Sheridan	68	$21,114,000,000	1	$1,694,000,000
William Smith	29	$2,940,000,000	None	None

112

SHORT DURATION HIGH YIELD

The management of, and investment decisions for, the Fund’s portfolio are made by the Short Duration High Yield Investment Team. Gershon M. Distenfeld, Robert Schwartz and William Smith are the investment professionals6 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon M. Distenfeld	$100,001-$500,000
Robert Schwartz	$10,001-$50,000
William Smith	$10,001-$50,000

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Gershon M. Distenfeld	None	None	None	None
Robert Schwartz	1	$175,000,000	None	None
William Smith	5	$6,841,000,000	None	None

_______________________

[6]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

113

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Gershon M. Distenfeld	19	$4,047,000,000	None	None
Robert Schwartz	37	$4,183,000,000	None	None
William Smith	65	$51,093,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Gershon M. Distenfeld	None	None	None	None
Robert Schwartz	27	$2,835,000,000	None	None
William Smith	29	$2,940,000,000	None	None

TAX-AWARE SHORT DURATION MUNICIPAL

The management of, and investment decisions for, the Fund’s portfolio are made by the Tax-Aware Investment Team. Daryl Clements, Matthew J. Norton, and Andrew D. Potter are the investment professionals7 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Daryl Clements	None
Matthew J. Norton	$1-$10,000
Andrew D. Potter	$10,001-$50,000

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government

_______________________

[7]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
114

Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daryl Clements	26	$22,944,000,000	None	None
Matthew J. Norton	26	$22,944,000,000	None	None
Andrew D. Potter	26	$22,944,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Daryl Clements	14	$9,884,000,000	None	None
Matthew J. Norton	14	$9,884,000,000	None	None
Andrew D. Potter	14	$9,884,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daryl Clements	13,566	$42,481,000,000	2	$117,000,000
Matthew J. Norton	13,566	$42,481,000,000	2	$117,000,000
Andrew D. Potter	13,566	$42,481,000,000	2	$117,000,000

115

TAX-AWARE INTERMEDIATE MUNICIPAL

The management of, and investment decisions for, the Fund’s portfolio are made by Tax-Aware Investment Team. Daryl Clements, Matthew J. Norton, and Andrew D. Potter are the investment professionals8 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024, are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Daryl Clements	None
Matthew J. Norton	$1-$10,000
Andrew D. Potter	None

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daryl Clements	26	$23,509,000,000	None	None
Matthew J. Norton	26	$23,509,000,000	None	None
Andrew D. Potter	26	$23,509,000,000	None	None

_______________________

[8]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

116

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Daryl Clements	14	$9,884,000,000	None	None
Matthew J. Norton	14	$9,884,000,000	None	None
Andrew D. Potter	14	$9,884,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daryl Clements	13,566	$42,481,000,000	2	$117,000,000
Matthew J. Norton	13,566	$42,481,000,000	2	$117,000,000
Andrew D. Potter	13,566	$42,481,000,000	2	$117,000,000

TAX-AWARE LONG MUNICIPAL

The management of, and investment decisions for, the Fund’s portfolio are made by the Tax-Aware Investment Team. Daryl Clements, Matthew J. Norton, and Andrew D. Potter are the investment professionals9 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

As of November 30, 2024, the Fund’s portfolio managers owned none of the Fund’s equity securities directly or beneficially.

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of

_______________________

[9]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

117

accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daryl Clements	26	$23,588,000,000	None	None
Matthew J. Norton	26	$23,588,000,000	None	None
Andrew D. Potter	26	$23,588,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	14	$9,884,000,000	None	None
Matthew J. Norton	14	$9,884,000,000	None	None
Andrew D. Potter	14	$9,884,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daryl Clements	13,566	$42,481,000,000	2	$117,000,000
Matthew J. Norton	13,566	$42,481,000,000	2	$117,000,000
Andrew D. Potter	13,566	$42,481,000,000	2	$117,000,000

DISRUPTORS

The management of, and investment decisions for, the Fund’s portfolio are made by the Disruptive Innovation Investment Team. Lei Qiu is the investment professional10 with the

_______________________

[10]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

118

most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

As of November 30, 2024, the Fund’s portfolio manager owned none of the Fund’s equity securities directly or beneficially.

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Lei Qiu	None	None	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Lei Qiu	5	$1,704,000,000	None	None

119

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Lei Qiu	None	None	None	None

US HIGH DIVIDEND

The management of, and investment decisions for, the Fund’s portfolio are made by the US Systematic Equity Income Investment Team. Vikas Kapoor, Wing Ma, and Cherie Tian are the investment professionals11 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Vikas Kapoor	None
Wing Ma	None
Cherie Tian	$10,001-$50,000

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

_______________________

[11]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Vikas Kapoor	None	None	None	None
Wing Ma	None	None	None	None
Cherie Tian	None	None	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Vikas Kapoor	None	None	None	None
Wing Ma	None	None	None	None
Cherie Tian	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Vikas Kapoor	None	None	None	None
Wing Ma	None	None	None	None
Cherie Tian	None	None	None	None

US LARGE CAP STRATEGIC EQUITIES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s US Strategic Equities Investment Team. Shri Singhvi and Luke Pryor are the investment professionals12 with the most significant responsibility for the day-to-day

_______________________

[12]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Managers” in the Fund’s Prospectus.

As of November 30, 2024, the Fund’s portfolio managers owned none of the Fund’s equity securities directly or beneficially.

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Shri Singhvi	2	$1,855,000,000	None	None
Luke Pryor	2	$1,855,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Shri Singhvi	None	None	None	None
Luke Pryor	2	$268,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Shri Singhvi	19,365	$16,037,000,000	None	None
Luke Pryor	21,097	$17,806,000,000	None	None

US LOW VOLATILITY EQUITY

The management of, and investment decisions for, the Fund’s portfolio are made by the Strategic Core Equities Investment Team. Kent W. Hargis is the investment professional13 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

As of November 30, 2024, the Fund’s portfolio manager owned none of the Fund’s equity securities directly or beneficially.

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

_______________________

[13]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Kent W. Hargis	10	$1,467,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Kent W. Hargis	19	$8,039,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Kent W. Hargis	2,362	$6,196,000,000	None	None

INTERNATIONAL LOW VOLATILITY EQUITY

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Equities Investment Team. Kent Hargis and Brian Holland are the investment professionals14 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Managers” in the Fund’s Prospectus.

As of November 30, 2024, the Fund’s portfolio managers owned none of the Fund’s equity securities directly or beneficially.

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government

_______________________

[14]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Kent Hargis	10	$716,000,000	None	None
Brian Holland	10	$716,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Kent Hargis	19	$8,039,000,000	None	None
Brian Holland	18	$8,031,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Kent Hargis	2,362	$6,196,000,000	None	None
Brian Holland	2,362	$6,196,000,000	None	None

CONSERVATIVE BUFFER

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Buffer Investment Team. Alexander Barenboym, Joshua Lisser and Benjamin

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Sklar are the investment professionals15 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of November 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Alexander Barenboym	None
Joshua Lisser	$100,001-$500,000
Benjamin Sklar	$10,001-$50,000

As of November 30, 2024, employees of the Adviser had approximately $27,409,987 invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Alexander Barenboym	83	$8,616,000,000	None	None
Joshua Lisser	40	$38,828,000,000	None	None
Benjamin Sklar	40	$38,828,000,000	None	None

_______________________

[15]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Alexander Barenboym	23	$1,369,000,000	None	None
Joshua Lisser	5	$734,000,000	None	None
Benjamin Sklar	5	$734,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Alexander Barenboym	26	$714,000,000	1	$2,000,000
Joshua Lisser	1,868	$31,008,000,000	1	$101,000,000
Benjamin Sklar	1,868	$31,008,000,000	1	$101,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds and ETFs, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal

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accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities (including IPOs) may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for

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aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors; (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

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Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

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EXPENSES OF THE FUNDS

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Administration Agreement, Custody Agreement and Transfer Agency and Services Agreement, respectively. State Street’s principal address is One Congress Street, Suite 1, Boston, MA 02114. Pursuant to the Administration Agreement with the Company, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Company and the Funds. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Custody Agreement with the Company, State Street maintains, in separate accounts, cash, securities and other assets of the Company and the Funds, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for the Funds. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Services Agreement with the Company, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are paid monthly by the Adviser from its management fee.

For the fiscal year or period ended November 30, 2024, the Adviser paid State Street the amounts set forth below on behalf of each Fund for transfer agency, custody and administration services.

Fund	Transfer Agency, Custody and Administration Services Fees Payable to State Street
High Yield	$0
Ultra Short Income	$0
Corporate Bond	$0
Core Plus Bond	$0
Short Duration Income	$0
Short Duration High Yield	$0
Tax-Aware Short Duration Municipal	$0
Tax-Aware Intermediate Municipal	$0
Tax-Aware Long Municipal	$0
Disruptors	$0
US High Dividend	$0

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US Large Cap Strategic Equities	$0
US Low Volatility Equity	$0
International Low Volatility Equity	$0
Conservative Buffer	$0

Distribution Agreement

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (“Foreside” or the “Distributor”), each Fund’s principal underwriter. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares. The Company shall bear any costs associated with printing Prospectuses, Statements of Additional Information and all other such materials. Under the Distribution Agreement, the Company, on behalf of each Fund, has agreed to indemnify Foreside, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

The Adviser, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, makes payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Distribution Agreement continues in effect with respect to each Fund and shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Directors of the Fund, including a majority of Independent Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Agreement or in any agreements related to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on the Distribution Agreement. Most recently, the Directors approved the continuance of the Distribution Agreement for an additional annual term at their meetings held on July 30-31, 2024.

All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated without penalty at any time, as to each Fund, (a) by a majority vote of the holders of the Fund’s outstanding voting securities, or by a majority vote of the Independent Directors or (b) by the Distributor. To terminate the Distribution Agreement, any party must give the other parties 60 days’ written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Rule 12b-1 Plan

The Funds have adopted a Rule 12b-1 Distribution Plan that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Plan”). Currently, no payments are authorized under the Plan. In approving the Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Plan would

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benefit the Funds and its shareholders. The maximum amount permitted to be expended by any Fund pursuant to the Plan is 0.25% of average daily net assets of a Portfolio.

The Directors approved the continuance of the Plan for an additional one-year term at their meetings on July 30-31, 2024. The Plan continues in effect with respect to each Fund and shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Directors of the Fund, including a majority of Independent Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

In the event that the Plan is terminated by either party or not continued with respect to Fund shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to a distributor under the Plan with respect to Fund shares and (ii) accrued amounts shall be calculated and paid to the service provider.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

General

The Company issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to a transaction fee, if applicable), at their NAV per share next determined after receipt of an order in proper form on any business day in accordance with the AP Agreement. The NAV per share of the Funds is calculated each business day as of the scheduled close of regular trading on an Exchange, generally, 4:00 p.m. Eastern Time. A “business day” with respect to a Fund is any day on which an Exchange is open for business. The Creation Unit size for each Fund is listed below. The Company does not issue fractional shares.

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Fund	Creation Unit Size (Shares)
AB High Yield ETF	25,000
AB Ultra Short Income ETF	25,000
AB Corporate Bond ETF	50,000
AB Core Plus Bond ETF	50,000
AB Short Duration Income ETF	50,000
AB Short Duration High Yield ETF	25,000
AB Tax-Aware Short Duration Municipal ETF	50,000
AB Tax-Aware Intermediate Municipal ETF	50,000
AB Tax-Aware Long Municipal ETF	50,000
AB Disruptors ETF	10,000
AB US High Dividend ETF	20,000
AB US Large Cap Strategic Equities ETF	15,000
AB US Low Volatility Equity ETF	10,000
AB International Low Volatility Equity ETF	50,000
AB Conservative Buffer ETF	50,000

In addition, to the extent permitted by law, a Fund reserves the right to merge or reorganize itself, or to close and liquidate itself at any time.

Creation and Redemption Transaction Fees

A fixed creation transaction fee and/or redemption transaction fee is imposed on each Creation Unit transaction from an Authorized Participant on a given business day, regardless of the number of Creation Units purchased in the transaction, for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. The amount of the fee, which may be changed by a Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties. For transactions outside the NSCC Clearing Process, the fixed transaction fee is up to four times the normal fee.   As described below, an additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions, Advance Orders, transactions involving cash-in-lieu creations, or for creations outside the NSCC Clearing Process to offset brokerage, transaction and other expenses associated with the cash transaction. A Fund may waive all or a portion of the applicable transaction fee with respect to a particular Creation Unit transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of a Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services by such broker or intermediary.

— Creation Transaction Fee. The maximum creation transaction fee (fixed and variable) is up to 3% of the value of the creation order.

— Redemption Transaction Fee. The maximum redemption fee (fixed and variable) is up to 2% of the value of the Creation Units redeemed. An additional variable charge

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for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities in order to satisfy redemption requests. When a redemption order cannot be satisfied solely by the in-kind transfer of securities, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments pursuant to local law or market convention, or for other reasons (“Market Sales”). When the Fund makes Market Sales in connection with a redemption order, the Authorized Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount, applicable registration fees, brokerage commissions, other transaction expenses, and certain taxes (“transaction costs”). The Adviser may adjust the additional variable transaction fee to the extent the composition of the securities that a Fund delivers upon redemption (“Redemption Securities”) changes or when cash in lieu is added to the Cash Component to protect existing shareholders.

In no event will transaction fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit being redeemed. To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those transaction costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through the DTC Participant a written

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confirmation relating to their purchase of shares. The Company recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interest to exercise any rights of a holder of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company, upon request and for a fee to be charged to the Company, a listing of the Company shares held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Company makes other arrangements with respect thereto satisfactory to an Exchange.

Continuous Offering

The method by which Creation Units are issued may raise certain issues under applicable securities laws. Because new Creation Units are issued by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-

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dealers and other persons are cautioned that, depending on the circumstances, some activities on their part may result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into constituent shares and sells such shares directly to customers or if an investor chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for such shares. A determination of whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to the person’s activities in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a person being deemed to be an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an Exchange is satisfied by the fact that the prospectus is available at an Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Portfolio Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of designated portfolio securities (the Deposit Securities) and the Cash Component. Each Fund reserves the right, at any time, to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security. If a Fund requires Deposit Securities in consideration for purchasing a Creation Unit, the portfolio of securities required may differ from the portfolio of securities the Fund will deliver upon redemption of Fund shares.

The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. If a Fund requires Deposit Securities and a Cash Component in consideration for purchasing a Creation Unit, the function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the aggregate market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant

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will be entitled to receive an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

The Fund, through the NSCC, makes available on each business day, immediately prior to the opening of business on an Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous business day), as well as information regarding the Cash Component for a Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit composition is made available. Each Fund reserves the right to accept a basket of securities that differs from the Fund’s Portfolio Deposit with respect to a given business day (a “Custom Order”).

Procedures for Creation of Creation Units

Only Authorized Participants may place orders to purchase Creation Units of Fund shares. Investor orders to purchase Creation Units of a Fund shall be placed with an Authorized Participant in the form required by such Authorized Participant as described below. Investors should be aware that their particular broker may not have executed an AP Agreement, and that, therefore, orders to purchase Creation Units of a Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed an AP Agreement. At any given time, there may be only a limited number of broker-dealers that have executed an AP Agreement with the Company.

To be eligible to place orders with the Transfer Agent or Distributor to purchase Creation Units of a Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, the entity or person must have executed an AP Agreement with the Distributor, which may be amended from time to time in accordance with its terms. A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of a Fund are entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to purchase Creation Units, whether through the NSCC Clearing Process or outside the NSCC Clearing Process through DTC or otherwise, must be received by the Transfer Agent or Distributor using a transmission method acceptable to the Distributor and consistent with the terms of the AP Agreement. For both creation and redemption transactions, each Fund reserves the right to advance, and for certain NSCC processed transactions has advanced, the time by which orders must be received for same business day credit (e.g., same day settlement), as may be permitted by the SEC. Effective May 28, 2024, transactions in Creation Units typically are settled on a “T+1 basis”, subject to certain exceptions. However, as described herein, each Fund reserves the right to settle such transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S.

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and U.S. markets of dividend record dates and ex-dividend dates. The business day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Transfer Agent or Distributor and consistent with the terms of the AP Agreement. Those placing orders to purchase Creation Units of a Fund through the NSCC Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent or Distributor.

Creation Units of a Fund may be purchased in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below (“Advance Order”). The initial deposit with respect to an Advance Order will have a value greater than the NAV of the shares on the date the creation order is placed in proper form because, in addition to available Deposit Securities, the Participating Party or DTC Participant must deliver the Cash Component, plus additional cash equal to a maximum of 120%, which a Fund may change from time to time, of the marked-to-market value of the non-delivered Deposit Securities (the “Additional Cash Deposit”). To the extent that non-delivered Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to market payment is not made within one business day following notification by the Custodian that such a payment is required, the Fund may use the cash on deposit to purchase the non-delivered Deposit Securities. The Authorized Participant will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the non-delivered Deposit Securities exceeds the market value of such non-delivered Deposit Securities on the transmittal date plus the brokerage and related transaction costs, if any, associated with such purchases. In an Advance Order, the Authorized Participant remains obligated to the Fund for the full Portfolio Deposit including for any shortfall between the cost to the Fund of purchasing any non-delivered Deposit Securities and the value of collateral posted as the Additional Cash Deposit. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the Additional Cash Deposit with respect to an Advance Order once all of the non-delivered Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited on behalf of the Fund. In addition, a transaction fee will be charged in all cases.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by an applicable settlement time as specified by a Fund on the date of requested settlement. If the Custodian does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom.

In the case of cash creations, Advance Orders or where the Fund permits an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, an additional variable charge may be assessed to compensate a Fund for the costs associated with purchasing the applicable securities. For such orders, the Fund expects to purchase in the secondary market or otherwise gain exposure to the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). When the Fund makes Market Purchases, the Authorized

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Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash amount delivered as part of the Portfolio Deposit (as adjusted, for cash creations, Advance Orders (including the Additional Cash Amount or cash-in-lieu creations), applicable registration fees, brokerage commissions, other transaction expenses, and certain taxes). The additional variable charge may be capped or otherwise limited, at the Adviser’s discretion. The Adviser may adjust the variable transaction fee to the extent the composition of the Portfolio Deposit is altered to protect existing shareholders. Costs incurred in excess of any additional variable charge will be borne by a Fund.

Orders for the purchase of Creation Units that are effected outside the NSCC Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the NSCC Clearing Process. Those persons placing orders outside the NSCC Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using NSCC Clearing Process

Portfolio Deposits created through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed an AP Agreement.

The AP Agreement authorizes the Transfer Agent to transmit to the NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Transfer Agent to the NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities) and the Cash Component to a Fund, together with such additional information as may be required by the Distributor by the applicable settlement time. An order to purchase Creation Units of a Fund through the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the closing time on such Transmittal Date and (ii) all other procedures set forth in the AP Agreement are properly followed. Each Fund reserves the right to advance, and for certain NSCC processed transactions has advanced, the time by which a creation order must be received for same business day credit (e.g., same day settlement), as may be permitted by the SEC.

Placement of Creation Orders Outside NSCC Clearing Process

— Domestic Funds. Portfolio Deposits created outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed an AP Agreement. A DTC Participant who wishes to place an order to purchase Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the NSCC Clearing Process and that the purchase of Creation Units will instead be effected through a transfer of securities and cash. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor and consistent with the terms of the AP Agreement. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the

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deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. An order to purchase Creation Units of a Fund outside the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the closing time on such Transmittal Date; and (ii) all other procedures set forth in the AP Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next business day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following business day using the Portfolio Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the appropriate settlement time following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the NSCC Clearing Process (through a DTC Participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to purchase Creation Units. (See “Creation and Redemption Transaction Fees” section above.)

— Foreign Funds. The Transfer Agent will inform the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Fund must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described above.

Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

For all orders, a Fund and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of the Fund, so long as the rejection or revocation does not result in a complete suspension of sales of creation units of a Fund in violation of Rule 6c-11 and SEC interpretations thereof. For example, a Fund may reject or revoke acceptance of a creation order if (a) the order is not in proper form; (b) the purchaser or

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group of related purchasers, upon obtaining the Creation Units of shares, would own 80% or more of the outstanding shares of such Fund; (c) the Portfolio Deposit as delivered is not as disseminated through the facilities of the NSCC for that date and a custom basket has not been previously agreed; (d) the acceptance of the Portfolio Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; or (e) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of shares for all practical purposes. Examples of such circumstances include: acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; events preventing the transfer of securities or cash (including sanctions); systems failures involving computer or other information systems affecting the Funds, the Adviser, any sub-adviser, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent will notify the Authorized Participant, acting for itself or on behalf of a prospective creator, of its rejection of the order. None of the Company, the Custodian, any sub-custodian, the Transfer Agent or the Distributor are under any duty, however, to notify Authorized Participants of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability to Authorized Participants for failing to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Redemption of Creation Units

Shares may be redeemed from a Fund only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or Distributor, only on a business day and only through an Authorized Participant. A Fund will not redeem Shares in amounts less than one Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public (secondary) trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Adviser, through the NSCC, makes available on each business day prior to the opening of business on an Exchange (currently 9:30 a.m. Eastern time), the identity of a Fund’s securities and/or an amount of cash that will be delivered in exchange for a redemption request received in proper form (as defined below) on that day (subject to possible amendment, correction or modification based on the particular securities). The Redemption Securities may not be identical to Deposit Securities that are applicable to purchases of Creation Units.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of

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such Fund shares to the Fund for redemption. A Fund reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity (25% or more of a Fund’s outstanding shares) and/or short interest (short interest equal to or greater than 100% of a Fund’s outstanding shares). If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Fund, the redemption request will not be considered to have been received in proper form and may be rejected by the Fund.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Securities as announced on the business day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less the redemption transaction fee and variable transaction fees as described above. A Fund may substitute another security or a “cash in lieu” amount for any Redemption Security that cannot be delivered to a redeeming Authorized Participant. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A and will receive cash instead. Should the Redemption Securities have a value greater than the NAV of the shares being redeemed, a compensating cash payment equal to the differential plus the applicable redemption transaction fee will be required to be paid to the Fund by the Authorized Participant. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Securities.

Placement of Redemption Orders Using NSCC Clearing Process

Orders to redeem Creation Units of a Fund through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed the AP Agreement. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor and consistent with the terms of the AP Agreement. The requisite Redemption Securities (or contracts to purchase such Redemption Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the applicable settlement time. Each Fund reserves the right to advance the time by which redemption orders must be received for same business day credit (e.g., same day settlement) as may be permitted by the SEC.

Placement of Redemption Orders Outside NSCC Clearing Process

— Domestic Funds. Orders to redeem Creation Units of a Fund outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed the AP Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. Authorized Participants must transmit orders using a

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transmission method acceptable to the Distributor and consistent with the terms of the AP Agreement.

After the Transfer Agent or Distributor has deemed an order for redemption outside the NSCC Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Redemption Securities (or contracts to purchase such Redemption Securities) which are expected to be delivered by the applicable settlement time and the cash redemption payment to the redeeming Beneficial Owner by the applicable settlement time following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Each Fund reserves the right to settle Creation Unit transactions on a different settlement basis if necessary or appropriate under the circumstances and compliant with applicable law. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the NSCC Clearing Process.

To the extent contemplated by the AP Agreement, if an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of a maximum of 120%, which the Fund may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement permits the Company, on behalf of the Fund, to purchase the missing shares in the secondary market at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares and the value of the collateral.

— Foreign Funds. Arrangements satisfactory to the Company must be in place for a Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of shares in exchange for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws, or for any other reason, in the Fund’s discretion.

In connection with taking delivery of shares for Redemption Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has

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appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Each Fund expects to deliver redemption proceeds in accordance with the settlement requirements applicable to such transactions. Due to the schedule of holidays in certain countries or for other reasons, however, the Fund’s delivery of redemption proceeds may take longer than the timing for settlement of such transactions set forth in those requirements. Each Fund reserves the right to settle redemption transactions involving Creation Units as may be necessary or appropriate under the circumstances and compliant with applicable law. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle, with respect to the affected Fund Redemption Securities, may be extended by the number of such intervening holidays. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. To the extent the Redemption Securities include securities that trade on days that an Exchange is closed or on days that are not business days for the Funds, it is possible that an Authorized Participant or other Participating Party may not be able to redeem their shares of a Fund on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the “Investing in the Funds” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of each Fund will be listed for trading on an Exchange. The shares trade on an Exchange at prices that may differ to some degree from NAV. The price difference may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis. See “Share Prices” section. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of shares of the Funds will continue to be met.

An Exchange may consider the suspension of trading and will commence delisting proceedings under any of the following circumstances: (i) if any of the continued listing requirements are not continuously maintained, (ii) if a Fund’s portfolio holdings is not made available to all market participants at the same time; (iii) if following the initial twelve-month period after commencement of trading on an Exchange, there are fewer than 50 beneficial holders of the shares of a Fund, (iv) if an Exchange is notified that a Fund is not in compliance with the conditions of any currently applicable exemptive order or no-action relief granted by the SEC, (v) if any statements or representations regarding the description of the portfolio,

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limitations on portfolio holdings or the applicability of Exchange listing rules is not continuously maintained, or (vi) if such other event shall occur or condition exists that, in the opinion of an Exchange, makes further dealings on an Exchange inadvisable. In addition, an Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker-dealer, you will incur a brokerage commission determined by that broker-dealer.

The Funds reserve the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on an Exchange.

Additional Payments to Brokers, Dealers and Other Financial Intermediaries

The Adviser and its affiliates, at their own expense, provide additional payments to brokers, dealers or other financial intermediaries and service providers for distribution, marketing, promotional, educational and other services. These payments are often referred to as “revenue sharing” payments and are in addition to the commissions paid to or charged by intermediaries at the time of sale of Fund shares. These sums may include payments for distribution and analytical data pertaining to AB Funds and other AB products and services and to reimburse directly or indirectly the costs incurred by firms and/or their employees in connection with educational seminars and training efforts about the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

In some circumstances, these payments may relate to information provided by brokers, dealers and financial intermediaries about investors in a Fund. In other circumstances, these payments may relate to intermediaries making Fund shares available to their clients, including through technology platforms, “preferred fund” or similar programs, or to defray or reduce a portion of “ticket” or other transactional charges imposed by a financial intermediary.

Often, the purpose of these revenue sharing payments is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Funds so that they can provide suitable information and advice about the Funds and related investor services.

These types of payments may be viewed as an incentive for a broker, dealer or financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

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The Funds may use brokers and dealers that are also Authorized Participants to effectuate portfolio transactions. The Funds do not consider Authorized Participants’ activities as a factor when selecting brokers or dealers to effect portfolio transactions.

The Adviser or an affiliate may pay fees to an exchange as part of a program to provide compensation to market makers for liquidity and secondary market support services. These fees are provided to market makers that meet certain liquidity and other market quality standards with respect to a Fund. These fees are subject to approval by the SEC and are not paid by a Fund.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

Statements and Reports

Each Fund will transmit to shareholders its semi-annual and annual reports, which contain information on the Fund's investments. The Fund’s filings on Form N-CSR, which are filed with the SEC and are available from the Fund at no charge upon request, contain additional information on the Fund, including the Fund's annual and semi-annual financial statements and a discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement. The Fund's Form N-CSR relating to its annual reporting period contains the report of the Fund’s independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001. In addition, shareholders also receive a confirmation of each purchase and redemption.

NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day an Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding.

The following describes the typical methods for valuing investments commonly held by the Funds:

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Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with applicable rules under the 1940 Act and the Fund’s pricing policies and procedures.

Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board has designated the Adviser as the valuation designee with responsibility for performing all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill its responsibilities as the Fund’s valuation designee, which operates under policies and procedures approved by the Fund’s Board, to value the Fund’s assets.

Equity securities listed on an Exchange or another national exchange (other than securities listed on the NASDAQ), are valued at their last sale prices reflected on the consolidated tape at the close of an exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by an exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices.

Foreign markets normally close earlier in the day than U.S. markets. The Funds generally determine the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Adviser reasonably believes that such prices reflect the fair value of the instruments. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Adviser determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Adviser may use broker quotations consistent with the manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Adviser.

The fair value of listed derivatives and OTC derivatives are determined with market quotations, settlement prices, or market models with inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an OTC instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used

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by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of an exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Funds may value their securities using fair value prices based on independent pricing services.

The Funds may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim. The Adviser monitors for significant events following the close of trading in foreign markets.

The Funds’ Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) an Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar as provided by a third-party pricing service on the valuation date. If such quotations are not available as of 4:00 p.m., London time, the rate of exchange will be determined by the Adviser subject to the oversight of the Board.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

U.S. Federal Income Taxation of Dividends and Distributions

General. Each Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. To so qualify, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures contracts or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain “qualified publicly traded partnerships”; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more “qualified publicly traded partnerships”.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to U.S. federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

It is the present policy of High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal to distribute to shareholders all net investment income monthly. US Low Volatility Equity and US High Dividend will distribute to shareholders all net investment income quarterly. Disruptors, US Large Cap Strategic Equities, International Low Volatility Equity and Conservative Buffer will distribute to shareholders all net investment income annually. Each of the Funds will distribute to shareholders net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

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Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or, if later during the calendar year, the last day of the Fund’s taxable year (i.e., November 30 or December 31) if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For U.S. federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions (applicable to all Funds except Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal). The Fund intends to make timely distributions of the Fund’s taxable income (including any net capital gain) so that the Fund will not be subject to U.S. federal income and excise taxes. Dividends of each Fund’s net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

Some or all of the distributions from each Fund may be treated as “qualified dividend income”, taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains, provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Fund, it is expected that only a small portion, if any, of a Fund’s distributions would be treated as “qualified dividend income”.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Fund. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund. The investment objectives of each Fund are such that only a small portion, if any, of a Fund’s distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

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With respect to High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal, income dividends are typically declared and paid monthly.

With respect to US High Dividend and US Low Volatility Equity, income dividends are typically declared and paid quarterly.

With respect to Disruptors, US Large Cap Strategic Equities, International Low Volatility Equity and Conservative Buffer, income dividends are typically declared and paid annually.

Capital gains distributions by each of the Funds typically occur annually in December.

After the end of the calendar year, the Funds will notify shareholders of the U.S. federal income tax status of any distributions made by the Fund to shareholders during such year.

Dividends and Distributions (applicable to Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal). For shareholders’ U.S. federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal are not subject to U.S. federal income tax if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of tax-exempt obligations. Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal intends to meet this requirement. However, interest income earned and distributed to shareholders on non-municipal securities would not be exempt from U.S. federal income tax. Insurance proceeds received by Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

A substantial portion of the dividends paid by Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal are anticipated to be exempt from U.S. federal income taxes. See, however, “Investment Policies and Restrictions—Alternative Minimum Tax” below. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from U.S. federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal’s

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investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal’s investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder’s holding period in his or her shares.

If Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal’s distributions exceed its income and capital gains realized in any year and the Fund has current and accumulated earnings and profits for U.S. federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for U.S. federal income tax purposes.

Income dividends are typically declared and paid monthly; capital gains distributions typically occur annually in December. After the end of the calendar year, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal will notify shareholders of the U.S. federal income tax status of any distributions made by the Fund’s to shareholders during such year.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between (x) the market value of the Creation Units at the time of the exchange and (y) the sum of the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for such

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Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and (y) its tax basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the IRS the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (at a rate of 24%) if such shareholder

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fails to provide a Fund with his or her correct taxpayer identification number, fails to make certain required certifications or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder’s U.S. federal income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Foreign Income Taxes. Investment income received by a Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known.

If more than 50% of the value of a Fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. If a Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received), his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against U.S. federal income taxes. Shareholders who are not liable for U.S. federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by a Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder’s foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder’s portion of the foreign taxes paid, to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

The U.S. federal income tax status of each year’s distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the U.S. federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

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U.S. Federal Income Taxation of the Funds

The following discussion relates to certain significant U.S. federal income tax consequences to a Fund with respect to the determination of its “investment company taxable income” each year. This discussion assumes that each Fund will be taxed as a regulated investment company for each of its taxable years.

Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a “qualified electing fund” within the meaning of the Code or “mark-to-market” the stock of such foreign corporation, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of “passive income”. In some cases, a Fund may be able to elect to “mark-to-market” stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund’s taxable income for prior taxable years. A Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If a Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

Original Issue Discount and Market Discount Obligations. Under the original issue discount rules, a Fund will receive net investment income in the form of interest by virtue of holding debt obligations that have an issue price that is less than their stated redemption price at maturity (a “discount obligation”). These rules require that a holder (such as a Fund) of a discount obligation accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each

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year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Fund may realize a gain or loss from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Under the market discount rules, a Fund may recognize ordinary income from the sale of bonds which it purchased at a discount to their issue price in the secondary market.

Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered “section 1256 contracts” for U.S. federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be “marked to market” and treated for U.S. federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as “section 988” gain or loss. Gain or loss realized by a Fund on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of section 1256.

The FLEX Options included in Conservative Buffer’s portfolio are listed options. However, Conservative Buffer believes that the FLEX Options typically held in its portfolio will not be treated as section 1256 contracts, and disposition of such options will likely result in long-term or short-term capital gains or losses, depending upon the Fund’s holding period with respect to such option. If contrary to this belief, the FLEX Options held by the Fund are treated as section 1256 contracts, and Conservative Buffer is unable to distribute any mark-to-market gains to its shareholders, the Fund may lose its RIC qualification and be taxed as a regular corporation. Conservative Buffer may also invest in certain other listed options that are contracts.

With respect to OTC put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund’s holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed

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to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund’s obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Stripped Mortgage-Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying mortgage assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying mortgage assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as a Fund) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class’s stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in a Fund’s income as a result of these rules will have been accrued and not actually paid, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a “mixed straddle”. Conservative Buffer’s positions with respect to the Underlying ETF may constitute a straddle. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to

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certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

Zero-coupon Municipal Securities. Under current U.S. federal income tax law, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Fund, tax-exempt interest income attributable to the Fund from holding zero-coupon municipal securities. Current U.S. federal income tax law requires that a holder (such as Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal) of a zero-coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Fund does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal not to be subject to U.S. federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which each Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may realize a gain or loss from such sales. In the event Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal realize capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

Currency Fluctuations — “Section 988” Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares. To the extent that such

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distributions exceed such shareholder’s basis, each will be treated as a gain from the sale of shares.

Alternative Minimum Tax

Under current U.S. federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 which are “specified private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax (“AMT”) imposed on individuals, though for regular U.S. federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds (“AMT-Subject Bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically, the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal and Tax-Aware Long Municipal may be invested.

Other Taxation

A Fund may be subject to state and local taxes. A shareholder’s state of residence may impose income tax on distributions of tax-exempt interest income, which are exempt from U.S. federal income tax. Shareholders are urged to consult their own tax advisors regarding the state and local income tax consequences of an investment in the Funds.

Taxation of Foreign Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S.

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withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Distributions of a Fund attributable to U.S. source portfolio interest income, exempt-interest dividends, net long-term capital gain and short-term capital gain will not be subject to this withholding tax if so designated.

A foreign shareholder generally would be exempt from U.S. federal income tax on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Funds’ Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

Most transactions for the Funds, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Funds will be principal transactions at net prices and the Funds will incur little or no brokerage costs. However, a Fund may make opportunistic investments in equities from time to time. The Funds will incur brokerage commissions on those transactions. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better execution are available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a

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Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

The Funds may deal in some instances in securities that are not listed on a national stock exchange but are traded in the OTC market. The Funds may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Funds will seek to deal with the primary market makers, but when necessary in order to obtain the best execution, the Funds will utilize the services of others. In all cases, the Funds will attempt to negotiate best execution.

The Funds’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries.

No Fund has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Fund to obtain the best execution for its transactions. Where best execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Funds. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

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The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Adviser in connection with the Fund.

Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

During the fiscal year or period ended November 30, 2024 and November 30, 2023, High Yield paid brokerage commissions amounting in the aggregate to $552 and $5, respectively.

During the fiscal year or period ended November 30, 2024, November 30, 2023 and November 30, 2022, Ultra Short Income paid brokerage commissions amounting in the aggregate to $13,165, $4,052 and $68, respectively.

During the fiscal period ended November 30, 2024, Corporate Bond paid brokerage commissions amounting in the aggregate to $2,362.

During the fiscal period ended November 30, 2024, Core Plus Bond paid brokerage commissions amounting in the aggregate to $2,216.

During the fiscal period ended November 30, 2024, Short Duration Income paid brokerage commissions amounting in the aggregate to $332.

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During the fiscal period ended November 30, 2024, Short Duration High Yield paid brokerage commissions amounting in the aggregate to $1,748.

During the fiscal year or period ended November 30, 2024, November 30, 2023 and November 30, 2022, Tax-Aware Short Duration Municipal paid brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively.

During the fiscal period ended November 30, 2024, Tax-Aware Intermediate Municipal paid brokerage commissions amounting in the aggregate to $0.

During the fiscal period ended November 30, 2024, Tax-Aware Long Municipal paid brokerage commissions amounting in the aggregate to $0.

During the fiscal year or period ended November 30, 2024 and November 30, 2023, Disruptors paid brokerage commissions amounting in the aggregate to $186,577 and $39,050, respectively.

During the fiscal year or period ended November 30, 2024 and November 30, 2023, US High Dividend paid brokerage commissions amounting in the aggregate to $6,520 and $2,798, respectively.

During the fiscal year or period ended November 30, 2024 and November 30, 2023, US Large Cap Strategic Equities paid brokerage commissions amounting in the aggregate to $4,493 and $392, respectively.

During the fiscal year or period ended November 30, 2024 and November 30, 2023, US Low Volatility Equity paid brokerage commissions amounting in the aggregate to $3,062 and $903, respectively.

During the fiscal period ended November 30, 2024, International Low Volatility Equity paid brokerage commissions amounting in the aggregate to $113,897.

During the fiscal period ended November 30, 2024, Conservative Buffer paid brokerage commissions amounting in the aggregate to $1,302,331.

The Funds generally will not place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein &Co., BSG France, S.A., Bernstein Institutional Services LLC and Bernstein Autonomous LLP (a U.K. broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”), without approval from the Board. If such orders are placed, they will be consistent with the Fund’s objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

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The Funds paid no brokerage commissions to the Affiliated Brokers since inception.

As of the end of the most recent fiscal year or period, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Fund	Broker/Dealer	Aggregate Value of Securities Held

High Yield	Barclays PLC	$221,650
	BNP Paribas SA	$383,058
	Citigroup, Inc.	$501,627
	Deutsche Bank AG	$556,388
	HSBC Holdings PLC	$203,480
	Jefferies Finance LLC	$809,501
	JPMorgan Chase & Co.	$31,683
	Morgan Stanley	$31,607
	UBS Group AG	$385,842
	Wells Fargo & Co.	$107,854

Ultra Short Income	Bank of America Corp.	$10,654,289
	Barclays PLC	$12,564,792
	BNP Paribas SA	$6,904,704
	Citigroup, Inc.	$16,169,131
	Goldman Sachs Group, Inc. (The)	$11,420,164
	Morgan Stanley	$1,038,353
	UBS Group AG	$9,337,471

Short Duration Income	Bank of America Corp.	$390,430
	Barclays PLC	$714,898
	Citigroup, Inc.	$882,312
	Deutsche Bank AG	$890,342
	Goldman Sachs Group, Inc. (The)	$732,025
	HSBC Holdings PLC	$724,700

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Fund	Broker/Dealer	Aggregate Value of Securities Held

	JPMorgan Chase & Co.	$727,709
	Morgan Stanley	$722,028
	UBS AG	$365,444
	Wells Fargo & Co.	$286,818

Tax-Aware Short Duration Municipal	Citigroup, Inc.	$194,968
	Wells Fargo & Co.	$28,848
	UBS AG	$852,338

US High Dividend	Citigroup, Inc.	$269,590
	Goldman Sachs Group, Inc. (The)	$298,199
	JPMorgan Chase & Co.	$137,596
	Morgan Stanley	$278,355
	Wells Fargo & Co.	$210,077

US Large Cap Strategic Equities	Bank of America Corp.	$3,664,541
	Goldman Sachs Group, Inc. (The)	$4,951,326
	Wells Fargo & Co	$4,893,161

US Low Volatility Equity	Bank of America Corp.	$934,902
	JPMorgan Chase & Co.	$1,214,139

Disclosure of Portfolio Holdings

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. The Adviser has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings and characteristics, which are described below.

Distribution to the Public. Each of the Funds is a fully transparent ETF. As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of Rule 6c-11 under the 1940 Act, regulations of the Fund’s Exchange and other applicable SEC regulations, orders and no-action relief. On each business day of a Fund, before commencement of trading in shares on a national securities exchange, the Funds will disclose on their website the identities and quantities of each Fund’s portfolio holdings that will form the basis for each Fund’s calculation of NAV at the end of that business day.

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Portfolio holdings are also disclosed in annual and semiannual shareholder reports. Quarterly portfolio disclosures will be filed with the SEC on Form N-PORT within 60 days of each fiscal quarter end.

Disclosures in Connection with the Creation/Redemption Process. Each business day, the Funds’ portfolio holdings information will be provided to the Funds’ transfer agent or other agents for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including large institutional investors (known as “Authorized Participants”) that have been authorized to purchase and redeem large blocks of shares pursuant to legal requirements, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds in the ordinary course of business, no earlier than one business day following the date of the information.

Other Distributions. The Adviser may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund’s portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Fund by NRSROs, (iii) for the purpose of due diligence regarding a merger or acquisition, (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or (v) to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Funds’ portfolio securities. The Adviser does not expect to disclose information about the Fund’s portfolio holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Fund’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no

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circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds’ Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund’s custodian in connection with its custody of the Fund’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

All Funds

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of directors.

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A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund’s assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund. If an additional portfolio or class were established in the Company, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments and has the same rights and is identical in all respects. Each class of shares of a Fund votes separately with respect to the Fund’s Plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

A Fund’s Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of a Fund.

Principal and Controlling Holders

HIGH YIELD

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	1,653,787	32.03%

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	2,150,385	41.64%

National Financial Services LLC 499 Washington Blvd. Jersey City, New Jersey 07310	425,782	8.25%

Raymond James Omnibus For Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716-1102	353,915	6.85%

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ULTRA SHORT INCOME

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	2,065,197	8.55%

JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center Brooklyn, New York 11217	2,184,565	9.05%

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	4,616,066	19.11%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	11,073,175	45.85%

CORPORATE BOND

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

BofA Securities, Inc. 1 Bryant Park New York, New York 10036	44,264	5.90%

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	91,111	12.15%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02169	585,000	78.00%

170

CORE PLUS BOND

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	711,311	15.84%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, Florida 32246-6484	450,684	10.04%

National Financial Services LLC 499 Washington Blvd. Jersey City, New Jersey 07310	273,429	6.09%

Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303-2052	325,354	7.24%

Raymond James Omnibus For Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716-1102	261,741	5.83%

SSB Trust 1776 Heritage Drive North Quincy, Massachusetts 02169	420,961	9.37%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02169	365,000	8.13%

Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street Saint Louis, Missouri 63103-2523	269,377	6.00%

171

SHORT DURATION INCOME

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	139,745	5.01%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10105	2,048,538	73.47%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02169	240,673	8.63%

SHORT DURATION HIGH YIELD

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	1,650,911	7.05%

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	1,784,769	7.62%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, Florida 32246-6484	2,489,786	10.63%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, New York 10004-1965	2,018,504	8.62%

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National Financial Services LLC 499 Washington Blvd. Jersey City, New Jersey 07310	1,585,060	6.77%

Raymond James Omnibus For Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716-1102	1,458,668	6.23%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, Minnesota 55401-7582	1,441,097	6.15%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	4,088,145	17.46%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 100 Harbor Blvd. Weehawken, New Jersey 07086-6761	3,138,560	13.40%

TAX-AWARE SHORT DURATION MUNICIPAL

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	3,246,122	11.98%

National Financial Services LLC 499 Washington Blvd. Jersey City, New Jersey 07310	2,068,698	7.63%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	17,356,110	64.04%

173

TAX-AWARE INTERMEDIATE MUNICIPAL

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	1,554,420	22.05%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	4,596,183	65.19%

TAX-AWARE LONG MUNICIPAL

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	115,107	9.59%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02169	921,000	76.75%

DISRUPTORS

To the knowledge of the Fund, as of March 3, 2025, no persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	385,176	5.30%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	5,943,275	81.75%

174

US HIGH DIVIDEND

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	195,413	42.48%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	113,292	24.63%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02169	100,000	21.74%

US LARGE CAP STRATEGIC EQUITIES

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	401,838	8.04%

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	500,121	10.01%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	3,841,660	76.19%

175

US LOW VOLATILITY EQUITY

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	242,265	19.86%

LPL LLC 1055 LPL Way Fort Mill, South Carolina 29715	119,658	9.81%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	590,678	48.42%

SSB Trust 1776 Heritage Drive North Quincy, Massachusetts 02169	78,204	6.41%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02169	97,068	7.96%

INTERNATIONAL LOW VOLATILITY EQUITY

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, Arizona 85016-1215	4,149,197	15.11%

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	21,907,098	79.80%

176

CONSERVATIVE BUFFER

To the knowledge of the Fund, as of March 3, 2025, the following persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	No. of Shares of Class	% of Shares

Sanford C. Bernstein & Co., LLC 1 North Lexington Ave. White Plains, New York 10601-1721	19,098,582	96.34%

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, D.C. 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, New York 10001, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 will be available: (1) without charge, upon request, by calling (800) 227-4618; or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder’s financial intermediary or to Foreside at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by a Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

177

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements of each High Yield, Ultra Short Income, Corporate Bond, Core Plus Bond, Short Duration Income, Short Duration High Yield, Tax-Aware Short Duration Municipal, Tax-Aware Intermediate Municipal, Tax-Aware Long Municipal, Disruptors, US High Dividend, US Large Cap Strategic Equities, US Low Volatility Equity, International Low Volatility Equity and Conservative Buffer for the fiscal year or period ended November 30, 2024, and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to each Fund’s Form N-CSR for the fiscal year ended November 30, 2024, which was filed with the SEC on February 7, 2025. The reports are available without charge upon request by calling Foreside at (800) 243-5994 or on the Internet at www.abfunds.com.

178

Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best financial interests of each respective client as determined by AB in its discretion, after consideration of the relevant client’s investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.

This Policy forms part of a suite of policies and frameworks including AB’s Stewardship Statement that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our

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votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.

Research Services

To facilitate the efficient and accurate voting of our client’s securities, we subscribe to research services from vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.

Engagement

In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.

Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes which we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Escalation Strategies

Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted

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by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to Director Elections, Compensation, Auditors, Transactions and Special Situations, Shareholder Rights, and Material Environmental and Social Issues. The following are summaries of these broad categories:

Director Elections

AB believes directors should represent shareholder interests and ensure management maximizes long-term shareholder value. We believe that companies should have a majority of independent directors and key committees and incorporate local regulations and governance codes into our decision making. We support majority voting for director elections to enhance accountability and favor declassified boards but may consider exceptions. In evaluating individual director nominees, we will consider responsiveness to shareholders, nominee attendance, and nominee capacity. AB values board diversity for a range of perspectives and may vote against nominating committee chairs or relevant board members if diversity is insufficient.

Compensation

Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees, and should align with shareholder interests to promote long-term value creation and sustainable performance. AB evaluates executive compensation proposals based on four guiding principles: alignment with business performance and strategy, management of compensation costs, reflection of management’s handling of significant issues, and integrity in decision-making.

Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation. In assessing auditor independence we will consider non-audit fees and tenure, potentially voting against if non-audit fees are excessive.

Transactions and Special Situations

AB evaluates corporate restructurings, mergers, acquisitions, and spin-offs on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value.

Shareholder Rights

AB supports strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

Material Environmental and Social Issues

We generally assess proposals related to environmental and social issues on a case-by-case basis with the goal of maximizing long-term shareholder value. We assess all shareholder proposals in accordance with our Shareholder Proposal Assessment Framework.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary

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standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to the Policy, we refer the proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

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